The Best of America® ChoiceLife ProtectionSM FPVUL
Flexible Premium Variable Universal Life Insurance Policies

Issued By

Nationwide Life Insurance Company

Through

Nationwide VLI Separate Account-4

The Date Of This Prospectus Is May 1, 2007

PLEASE KEEP THIS PROSPECTUS FOR FUTURE REFERENCE.

Variable life insurance is complex, and this prospectus is designed to help you become as fully informed as possible in making your decision to purchase or not purchase the variable life policy it describes.  Prior to your purchase, we encourage you to take the time you need to understand the policy, its potential benefits and risks, and how it might or might not benefit you.  In consultation with your financial adviser, you should use this prospectus to compare the benefits and risks of this policy versus those of other life insurance policies and alternative investment instruments.

Please read this entire prospectus and consult with a trusted financial adviser.  If you have policy specific questions or need additional information, contact us.  Also, contact us for free copies of the prospectuses for the mutual funds available under the policy.

Telephone:	1-800-547-7548
TDD:	1-800-238-3035
Internet:	www.nationwide.com
U.S. Mail:	Nationwide Life Insurance Company
5100 Rings Road, RR1-04-D4
Dublin, OH 43017-1522

You should read your policy along with this prospectus.

These securities have not been approved or disapproved by the SEC nor has the SEC passed upon the accuracy or adequacy of the prospectus.  Any representation to the contrary is a criminal offense.

This policy is NOT: FDIC or NCUSIF insured; a bank deposit; available in every state; or insured or endorsed by a bank or any federal government agency.
This policy MAY decrease in value to the point of being valueless.

THIS PROSPECTUS IS NOT AN OFFERING IN ANY JURISDICTION WHERE SUCH OFFERING MAY NOT LAWFULLY BE MADE.

The purpose of this policy is to provide life insurance protection for the beneficiary you name.  If your primary need is not life insurance protection, then purchasing this policy may not be in your best interest.  We make no claim that the policy is in any way similar or comparable to a systematic investment plan or a mutual fund.

In thinking about buying this policy to replace existing life insurance, please carefully consider its advantages versus those of the policy you intend to replace, as well as any replacement costs.  As always, consult your financial advisor.

Not all terms, conditions, benefits, programs, features and investment options are available or approved for use in every state.

We offer a variety of variable universal life policies.  Despite offering substantially similar features and investment options, certain policies may have lower overall charges than others, including this policy.  These differences in charges may be attributable to differences in sales and related expenses incurred in one distribution channel versus another.

Table Of Contents
Page
In Summary: Policy Benefits	5
In Summary: Policy Risks	6
In Summary: Variable Universal Life Insurance And The Policy	7
In Summary: Fee Tables	9
Policy Investment Options	13
The Fixed Investment Option
Variable Investment Options
Allocation of Net Premium and Cash Value
Valuation of Accumulation Units
How Sub-Account Investment Experience is Determined
Cash Value
Transfers Among and Between Policy Investment Options	18
Sub-Account Portfolio Transfers
Fixed Account Transfers
Modes to Make a Transfer
The Policy	21
Policy Owner
The Beneficiaries
To Purchase
Coverage
Coverage Effective Date
Temporary Insurance Coverage
To Cancel (Examination Right)
To Change Coverage
To Exchange
To Terminate Or Surrender
To Assign
Proceeds Upon Maturity
Reminders, Reports And Illustrations
Errors Or Misstatements
Incontestability
If We Modify The Policy
Riders	25
Children's Insurance Rider
Long-term Care Rider
Spousal Life Insurance Rider
Accidental Death Benefit Rider
Premium Waiver Rider
Additional (insurance) Protection Rider
Change Of Insured Rider
Adjusted Sales Load Life Insurance Rider
Deduction (of fees and expenses) Waiver Rider
Premium	27
Initial Premium
Subsequent Premiums

Table of Contents (continued)

Page
Charges	28
Premium Load
Surrender Charges
Partial Surrender Fee
Short-Term Trading Fees
Cost Of Insurance
Mortality And Expense Risk
Policy Expense Per $1,000 Of Specified Amount
Monthly Expense Charge
Policy Loan Interest
Children's Insurance Rider
Long-term Care Rider
Spousal Life Insurance Rider
Accidental Death Benefit Rider
Premium Waiver Rider
Additional (insurance) Protection Rider
Adjusted Sales Load Life Insurance Rider
Deduction (of fees and expenses) Waiver Rider
A Note On Charges
Information On Underlying Mutual Fund Payments
The Death Benefit	35
Calculation Of The Death Benefit Proceeds
Death Benefit Options
The Minimum Required Death Benefit
Changes In The Death Benefit Option
Suicide
Surrenders	36
Full Surrender
Partial Surrender
Reduction Of Specified Amount On A Partial Surrender
The Payout Options	37
Interest Income
Income For A Fixed Period
Life Income With Payments Guaranteed
Fixed Income For Varying Periods
Joint And Survivor Life
Alternate Life Income
Policy Owner Services	38
Dollar Cost Averaging
Asset Rebalancing
Policy Loans	39
Loan Amount And Interest
Collateral And Interest
Repayment
Net Effect Of Policy Loans
Lapse	40
Guaranteed Policy Continuation Provision
Grace Period
Reinstatement
Taxes	41
Types Of Taxes Of Which To Be Aware
Buying The Policy
Investment Gain In The Policy
Periodic Withdrawals, Non-Periodic Withdrawals And Loans
Surrendering the Policy
Withholding
Exchanging The Policy For Another Life Insurance Policy
Taxation Of Death Benefits

Table of Contents (continued)

Terminal Illness	Page
Special Considerations for Corporations
Taxes And The Value Of Your Policy
Business Uses of the Policy
Non-Resident Aliens and Other Persons Who are not Citizens of the United States
Tax Changes
Nationwide Life Insurance Company	47
Nationwide VLI Separate Account-4	47
Organization, Registration And Operation
Addition, Deletion, Or Substitution Of Mutual Funds
Voting Rights
Legal Proceedings	49
Nationwide Life Insurance Company
Nationwide Investment Services Corporation
Financial Statements	52
Appendix A: Sub-Account Information	53
Appendix B: Definitions	65

In Summary: Policy Benefits

Appendix B defines certain words and phrases we use in this prospectus.

Death Benefit

The primary benefit of your policy is life insurance coverage. While the policy is In Force, we will pay a Death Benefit to your beneficiary when the Insured dies.

Your Choice Of Death Benefit Options

✓	Option One is the greater of the Specified Amount or the applicable percentage of Cash Value under federal tax law.

✓	Option Two is the greater of the Specified Amount plus the Cash Value or the applicable percentage of Cash Value under federal tax law.

✓	Option Three is the greater of the Specified Amount plus accumulated Premium payments (less any partial surrenders) or the applicable percentage of Cash Value under federal tax law.

For more information, see "The Death Benefit," beginning on page 35.

Your Or Your Beneficiary's Choice Of Policy Proceeds

You or your beneficiary may choose to receive the Policy Proceeds in a lump sum, or there are a variety of options that will pay out over time.  For more information, see "The Payout Options," beginning on page 37.

Coverage Flexibility

Subject to conditions, you may choose to:

✓	Change the Death Benefit option;

✓	Increase or decrease the Specified Amount;

✓	Change your beneficiaries; and

✓	Change who owns the policy.

For more information, see: "Changes In The Death Benefit Option," beginning on page 36; "To Change Coverage" beginning on page 22; "The Beneficiaries," beginning on page 21; and "To Assign," beginning on page 23.

Continuation Of Coverage Is Guaranteed

Your policy will remain In Force so long as all Premiums (minus any Indebtedness or partial surrenders) paid to date are greater than the sum of the policy continuation premium amount stated on the Policy Data Page for the same period of time and the Guaranteed Policy Continuation Period is in effect.  For more information, see "Guaranteed Policy Continuation Provision," beginning on page 40.

Access To Cash Value

Subject to conditions, you may choose to borrow against, or withdraw, the Cash Surrender Value of your policy:

✓
Take a policy loan of an amount no greater than 90% of the Sub-Account portfolios plus 100% of the fixed account, less any surrender charges and less 100% of the Adjusted Sales Load Life Insurance Rider forfeiture charge (if applicable).  The minimum amount is $200.  For more information, see "Policy Loans," beginning on page 39.

✓	Take a partial surrender of no less than $200. For more information, see "Partial Surrender," beginning on page 37.

✓
Surrender the policy at any time while the Insured is alive.  The Cash Surrender Value will be the Cash Values of the Sub-Account portfolios and fixed account, less any policy loans and surrender charges.  You may choose to receive the Cash Surrender Value in a lump sum, or you will have available the same payout options as if it constituted a Death Benefit.  For more information, see "Full Surrender," beginning on page 36 and "The Payout Options," beginning on page 37.

Premium Flexibility

While we would like you to select a Premium payment plan, you will not be required to make your Premium payments accordingly.  Within limits, you may vary the frequency and amount, and you might even be able to skip a Premium payment.  For more information, see "Premium," beginning on page 27.

Investment Options

You may choose to allocate your Premiums after charges to the fixed or variable investment options in any proportion.

The variable investment options constitute the limitedly available mutual funds, and we have divided Nationwide VLI Separate Account-4 into an equal number of Sub-Account portfolios, identified in the "Available Sub-Accounts" section, to account for your allocations.  Your Investment Experience will depend on the market performance of the Sub-Account portfolios you have chosen.  For more information, see "Appendix A Sub-Account Information," beginning on page 53 and "Policy Investment Options," beginning on page 13.

Transfers Between And Among Investment Options

You may transfer between the fixed and variable investment options, subject to conditions.  You may transfer among the Sub-Account portfolios of the variable investment option within limits.  We have implemented procedures intended to reduce the potentially detrimental impact that disruptive trading has on Sub-Account Investment Experience.  For more information, see "Sub-Account Portfolio Transfers," beginning on page 18 and "Modes To Make A Transfer," beginning on page 20.  We also offer dollar cost averaging, an automated investment strategy that spreads out transfers over time to try to reduce the investment risks of market fluctuations.  For more information, see "Dollar Cost Averaging," beginning on page 38.

Taxes

Unless you make a withdrawal, you will generally not be taxed on any earnings.  This is known as tax deferral.  Also, your beneficiary generally will not have to account for the Death Benefit proceeds as taxable income.  For more information, see "Taxes," beginning on page 41.  Unlike other variable insurance products offered by Nationwide, these Flexible Premium Variable Universal Life Insurance Policies do not require distributions to be made before the death of the insured.

Assignment

You may assign the policy as collateral for a loan or another obligation while the Insured is alive.  For more information, see "To Assign," beginning on page 23.

Examination Right

For a limited time, you may cancel the policy, and you will receive a refund.  For more information, see "To Cancel (Examination Right)," beginning on page 22.

Riders

You may choose to add one or all of the available Riders (except for both the Premium Waiver and Deduction Waiver Riders) based on your needs.  Availability will vary by state, and there may be an additional charge.

✓	Children’s Insurance Rider

✓	Long-term Care Rider

✓	Spousal Life Insurance Rider

✓	Accidental Death Benefit Rider

✓	Premium Waiver Rider

✓	Additional (insurance) Protection Rider

✓	Change Of Insured Rider

✓	Adjusted Sales Load Life Insurance Rider

✓	Deduction (of fees and expenses) Waiver Rider

For more information, see "Riders," beginning on page 25.

In Summary: Policy Risks

Improper Use

Variable universal life insurance is not suitable as an investment vehicle for short-term savings.  It is designed for long-term financial planning.  You should not purchase the policy if you expect that you will need to access its Cash Value in the near future because substantial surrender charges will apply in the first several years from the Policy Date.

Unfavorable Investment Experience

The variable investment options to which you have chosen to allocate Net Premium may not generate a sufficient, let alone a positive return, especially after the deductions for policy and Sub-Account portfolio charges.  Besides Premium payments, Investment Experience will impact the Cash Value, and poor Investment Performance (in conjunction with your flexibility to make changes to the policy and deviate from your chosen Premium payment plan) could cause the Cash Value of your policy to decrease, resulting in a Lapse of insurance coverage sooner than might have been foreseen, and, potentially, even terminate without value.

Effect Of Partial Surrenders And Policy Loans On Investment Returns

Partial surrenders or policy loans may accelerate a Lapse because the amount of either or both will no longer be available to generate any investment return.  A partial surrender will reduce the amount of Cash Value allocated among the Sub-Account portfolios you have chosen, and to the fixed account, too, if there is not enough Cash Value in the Sub-Account portfolios.  As collateral for a policy loan, we will transfer an equal amount of Cash Value to the policy loan in a policy loan account, which will also reduce the Cash Value allocated between and among your chosen investment options.  Thus, the remainder of your policy's Cash Value is all that would be available to generate enough of an investment return to cover policy and Sub-Account portfolio charges and keep the policy In Force, at least until you repay the loan or make another Premium payment.  There will always be a Grace Period, and the opportunity to reinstate insurance coverage.  Under certain circumstances, however, the policy could terminate without value, and insurance coverage would cease.

Reduction Of The Death Benefit

A partial surrender could and a policy loan would, decrease the policy’s Death Benefit, depending on how the Death Benefit, relates to the policy’s Cash Value.

Adverse Tax Consequences

Existing federal tax laws that benefit this policy may change at any time.  These changes could alter the favorable federal income tax treatment the policy enjoys, such as the deferral of taxation on the gains in the policy's Cash Value and the exclusion from taxable income of the Proceeds we pay to the policy's Beneficiary.  Partial and full surrenders from the policy may be subject to taxes.  The income tax treatment of the surrender of Cash Value is different in the event the policy is treated as a modified endowment contract under the Code.  Generally, tax treatment on modified endowment contracts will be less favorable when compared to having the policy treated as a life insurance contract.  Consult a qualified tax adviser on all tax matters involving your policy.

Fixed Account Transfer Restrictions And Limitations

We will not honor a request to transfer Cash Value to or from the fixed account until after the first year.  Then, we will only honor a transfer request from the fixed account that is made within 30 days of the end of a calendar quarter, but not within 12 months of a previous request.  We may also limit what percentage of Cash Value you will be permitted to transfer to or from the fixed account.

Sub-Account Portfolio Limitations

Frequent trading among the Sub-Accounts may dilute the value of your Sub-Account units, cause the Sub-Account to incur higher transaction costs, and interfere with the Sub-Accounts' ability to pursue its stated investment objective.  This disruption to the Sub-Account may result in lower Investment Experience and Cash Value.  We have instituted procedures to minimize disruptive transfers, including, but not limited to, transfer restrictions and short-term trading fees.  For more information, see "Sub-Account Portfolio Transfers," beginning on page 18 "Modes To Make A Transfer," beginning on page 20, and "Short-Term Trading Fees," beginning on page 29.  While we expect these procedures to reduce the adverse effect of disruptive transfers, we cannot assure you that we have eliminated these risks.

Sub-Account Portfolio Investment Risk

A comprehensive discussion of the risks of the mutual funds held by each Sub-Account portfolio may be found in that mutual fund’s prospectus. You should read the mutual fund’s prospectus carefully before investing.

In Summary: Variable Universal Life Insurance And The Policy

Variable Universal Life Insurance, in general, may be important to you in two ways.

✓	It will provide economic protection to a beneficiary.

✓	It may build Cash Value.

Why would you want to purchase this type of life insurance?  How will you allocate the Net Premium among the variable investment options and the fixed investment option?  Your reasons and decisions will affect the insurance and Cash Value aspects.

While variable universal life insurance is designed primarily to provide life insurance protection, the Cash Value of a policy will be important to you in that it may impair (with poor investment results) or enhance (with favorable investment results) your ability to pay the costs of keeping the insurance In Force.

Apart from the life insurance protection features, you will have an interest in maximizing the value of the policy as a financial asset.

It is similar to, but also different from, universal life insurance.

✓	You will pay Premiums for life insurance coverage on the Insured.

✓	The policy will provide for the accumulation of a Cash Surrender Value if you were to surrender it at any time while the Insured is alive.

✓	The Cash Surrender Value could be substantially lower than the Premiums you have paid.

What makes the policy different from universal life insurance is your opportunity to allocate Premiums after charges to the Sub-Account portfolios you have chosen.  Also, that its Cash Value will vary depending on the market performance of the Sub-Account portfolios, and you will bear this risk.

From the time we issue the policy through the Insured’s death, here is a basic overview.  (But please read the remainder of this prospectus for the details.)

✓	At issue, the policy will require a minimum initial Premium payment.

Among other considerations, this amount will be based on: the Insured’s age and sex; the underwriting class; any substandard ratings; the Specified Amount; and the choice of any Riders.

✓	At the time of a Premium payment, we will deduct some charges. We call these charges transaction fees.

✓	You will then be able to allocate the Premium net of transaction fees, or Net Premium, between and among a fixed and the variable investment options.

✓
From the policy’s Cash Value each month, we will deduct other charges to help cover the mortality risks we assumed, and the sales and administrative costs.  We call these deductions periodic charges other than Sub-Account portfolio operating expenses.

✓	You may be able to vary the timing and amount of Premium payments.

So long as there is enough Cash Surrender Value to cover the policy's periodic charges as they come due, the policy will remain In Force.

✓	After the first policy year, you may request to increase or decrease the policy’s Specified Amount.

This flexibility will allow you to adjust the policy to meet your changing needs and circumstances, subject to: additional underwriting (for us to evaluate an increase of risk); confirmation that the policy’s tax status is not jeopardized; and confirmation that the minimum and maximum insurance amounts remain met.

✓	The policy will pay a Death Benefit to the beneficiary. You have a choice of one of three options.

As your insurance needs change, you may be able to change Death Benefit options, rather than buying a new policy, or terminating this policy.

✓	Prior to the Insured’s death, you may withdraw all, or a portion (after the first policy year), of the policy’s Cash Surrender Value. Or you may borrow against the Cash Surrender Value.

Withdrawals and loans are subject to restrictions, may reduce the Death Benefit and increase the likelihood of the policy Lapsing.  There also could be adverse tax consequences.

In Summary: Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the policy.  Fees in this table may be rounded to the hundredth decimal.  The first table describes the fees and expenses that you will pay at the time that you buy the policy, pay Premium, surrender the policy or transfer Cash Value between investmentoptions.

For more information, see "Charges," beginning on page 28.

Transaction Fees
Charge	When Charge Is Deducted	Amount Deducted
Premium Load(1)	Upon Making A Premium Payment	Maximum Guaranteed	Currently
		$75	$75
		Per $1,000 Of Premium Payment
Short-Term Trading Fee(2)	Upon transfer of sub-account value out of a sub-account within 60 days after allocation to that sub-account	1% of the amount transferred from the sub-account within 60 days of allocation to that sub-account
Surrender Charges(3), (4), (5) Representative – For An Age 45 Male Non-tobacco Preferred With A Specified Amount Of $500,000 And Death Benefit Option One	Upon Full Surrender or policy Lapse	Minimum(6)	Maximum(7)
		$2,294	$28,677
		Representative(8) $4,530
		Proportionately From Policy Cash Value
Illustration Fee(9)	Upon Requesting An Illustration	Maximum Guaranteed	Currently
		$25	$0
Partial Surrender Fee(10)	Upon A Partial Surrender	Maximum Guaranteed	Currently
		$25	$0
		From The Policy's Available Cash Value (11)
_______________________________________

(1)
The Premium Load covers a portion of our sales costs as well as Premium taxes.  You may choose to replace this charge with a monthly one by electing the Adjusted Sales Load Life Insurance Rider. During the first through fifteenth years from the Policy Date, this charge is guaranteed not to exceed $75.00 per $1,000 of Premium payments and currently is $75.00 per $1,000 of Premium payments. Thereafter, this charge is guaranteed not to exceed $60.00 per $1,000 of Premium payments and currently is $55.00 per $1,000 of Premium payments.

(2)
Short-term trading fees are only assessed in connection with Sub-Accounts that correspond to an underlying mutual fund that assesses a short-term trading fee.  See "Total Annual Sub-Account Portfolio Operating Expenses" for a list of mutual funds that assess a short-term trading fee.  For more information about transactions subject to short-term trading fees, see "Short-Term Trading Fees," beginning on page 29.

(3)
This charge is comprised of two components.  There is an underwriting component, which is based on the Insured's age when the policy was issued.  There is also a sales expense component, which is based on and varies by the Insured's sex, age (when the policy was issued) and underwriting class.  The amount of the charge we would deduct begins to decrease each year after the second from the Policy Date.  For example, by the fourteenth year, the amount is 5% of the initial surrender charge, and, thereafter, there is no charge for a full surrender.

(4)
To be able to present dollar amounts of this charge here, for a full surrender occurring in the first year from the Policy Date, we assume an aggregate first year Premium in excess of the surrender target Premium.  The surrender target Premium varies by: the Insured's sex; age (when the policy was issued); underwriting class and the Specified Amount (and any increases).

(5)	Ask for an illustration, or see the Policy Data Page for more information on your cost.

(6)
The minimum surrender charge is based on a female who is less than one year of age.  We assumed a policy with a Specified Amount of $500,000 and Death Benefit Option One.  The stated surrender charge is for a surrender occurring in the first policy year.

(7)
The maximum surrender charge is based on a male who is age 85 and uses tobacco.  We assumed a policy with a Specified Amount of $500,000 and Death Benefit Option One.  The stated surrender charge is for a surrender occurring in the first policy year.

(8)	This amount may not be representative of your cost.

(9)	If we begin to charge for illustrations, you will be expected to pay the charge in cash directly to us at the time of your request. This charge will not be deducted from the policy's Cash Value.

(10)	You may request a partial surrender at any time the policy is In Force and after the first year from the Policy Date. We may charge a partial surrender fee.

(11)	Besides this charge, remember that the Cash Value available for a partial surrender is subject to any outstanding policy loan and any applicable charges.

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including Sub-Account portfolio operating expenses.

Periodic Charges Other Than Sub-account Portfolio Operating Expenses
Charge	When Charge Is Deducted	Amount Deducted From Cash Values
Cost Of Insurance(12), (13) Representative – For An Age 45 Male Non-tobacco Preferred With A Specified Amount Of $500,000 And Death Benefit Option One	Monthly	Minimum	Maximum	Representative(14)
		$0.02	$83.33	$0.06
		Per $1,000 Of Net Amount At Risk – Proportionately From Your Chosen Variable And Fixed Investment Options
Mortality And Expense Risk	Monthly	Maximum Guaranteed
		$0.66 Per $1,000 Of Cash Value(15)
		Proportionately From Your Chosen Variable Investment Options
Per $1,000 Of Specified Amount Charge(16)	Monthly (During The First Two Policy Years)	Minimum	Maximum	Representative(17)
		$0.05	$0.30	$0.13
		Per $1,000 Of Specified Amount – Proportionately From Your Chosen Variable And Fixed Investment Options
Monthly Expense Charge	Monthly	Maximum Guaranteed	Currently
		$7.50	$5.00
		Proportionately From Your Chosen Variable And Fixed Investment Options
Policy Loan Interest(18)	Annually	Maximum Guaranteed	Currently
		$45	$45
		Per $1,000 Of An Outstanding Policy Loan

______________________________________

(12)	This charge varies by: the Insured's sex; age at issue; underwriting class; any substandard ratings; the year from the Policy Date and the Specified Amount.

(13)	Ask for a policy illustration, or see your Policy Data Page for information on your cost.

(14)	This amount may not be representative of your cost.

(15)
During the first through fifteenth years from the Policy Date, this charge is $0.66 per $1,000 of Cash Value in the variable investment options.  Thereafter, this charge is $0.25 per $1,000 of Cash Value in the variable investment options.

(16)	This charge varies by: the Insured's age; the year from the Policy Date and the Specified Amount.

(17)	This amount may not be representative of your cost.

(18)
We charge interest on the amount of an outstanding policy loan, at the rate of 4.5% per annum, which accrues daily and becomes due and payable at the end of the year from the Policy Date.  If left unpaid, we will add it to the loan account.  As collateral or security for repayment, we transfer an equal amount of Cash Value to the loan account, on which interest accrues and is credited daily.  The minimum guaranteed interest crediting rate is stated on the Policy Data Page, and the current interest crediting rate is 3.0% per annum.  The effect is a net cost of no more than 1.50% per annum based on the current interest crediting rates.  For more information, see "Policy Loans," beginning on page 39.

Periodic Charges Other Than Sub-Account Portfolio Operating Expenses For Riders
Optional Charge(19)	When Optional Charge Is Deducted	Amount Deducted From Cash Value
Children’s Insurance Rider	Monthly	$0.43 Per $1,000 Of Rider Specified Amount – Proportionately From Your Chosen Variable And Fixed Investment Options
Long-term Care Rider (20) Representative – For An Age 45 Male Non-tobacco Preferred With A Long-term Care Specified Amount Of $500,000 And Death Benefit Option One	Monthly	Minimum	Maximum	Representative
		$0.02	$28.65	$0.03
		Per $1,000 Of Rider Net Amount At Risk – Proportionately From Your Chosen Variable And Fixed Investment Options
Spousal Life Insurance Rider (21) Representative Spouse – For An Age 45 Female Non-tobacco With A Spousal Life Specified Amount Of $100,000	Monthly	Minimum	Maximum	Representative
		$0.10	$12.02	$0.19
		Per $1,000 Of Spousal Death Benefit – Proportionately From Your Chosen Variable And Fixed Investment Options
Accidental Death Benefit Rider (22) Representative – For An Age 45 Male Non-tobacco Preferred With An Accidental Death Benefit Of $100,000	Monthly	Minimum	Maximum	Representative
		$0.05	$0.75	$0.07
		Per $1,000 Of Accidental Death Benefit – Proportionately From Your Chosen Variable And Fixed Investment Options
Premium Waiver Rider (23), (24) Representative – For An Age 45 Male Non-tobacco Preferred	Monthly	Minimum	Maximum	Representative
		$42	$315	$52
		Per $1,000 Of Premium Waiver Benefit – Proportionately From Your Chosen Variable And Fixed Investment Options
Additional (insurance) Protection Rider (25) Representative – For An Age 45 Male Non-tobacco Preferred With A Base Death Benefit Of $500,000 And Additional Death Benefit Of $250,000	Monthly	Minimum	Maximum	Representative
		$0.01	$83.33	$0.04
		Per $1,000 of Rider Net Amount – Proportionately From Your Chosen Variable And Fixed Investment Options
Adjusted Sales Load Life Insurance Rider	Monthly	$0.14
		Per $1,000 Of Aggregate Monthly Premium And 1% Of Premium Load Proportionately From Your Chosen Variable And Fixed Investment Options

Periodic Charges Other Than Sub-Account Portfolio Operating Expenses For Riders
Optional Charge(19)	When Optional Charge Is Deducted	Amount Deducted From Cash Value
Deduction (of fees and expenses)Waiver Rider (26), (27) Representative – For An Age 45 Male Non-tobacco Preferred With A Specified Amount Of $500,000 And Death Benefit Option One	Monthly	Minimum	Maximum	Representative
		$85	$855	$85
		Per $1,000 Of Deduction Waiver Benefit – Proportionately From Your Chosen Variable and Fixed Investment Options

_______________________________________

(19)
You may elect one or all Riders available under this policy (except for both the Premium Waiver and Deduction Waiver Riders).  Rider charges are taken from the policy’s Cash Value at the beginning of each month starting with the Policy Date and we will not pro rate the monthly fee should the Rider terminate before the beginning of the next month.  The continuation of a Rider is contingent on the policy being In Force.  The amounts presented here may not be representative of your cost.  Ask for an illustration, or see the Policy Data Page for more information on your cost.

(20)	This charge varies by any substandard ratings.

(21)	This charge varies by: the spouse's sex; age; health and activities.

(22)	This charge varies by the Insured's sex and age.

(23)	This charge varies by the Insured's sex and age.

(24)
To be able to present dollar amounts of this charge here, we assume monthly Premium payments of $1,000, the waiver of which would occur in the event of the Insured's total disability for six consecutive months.

(25)
This charge varies by: the Insured's sex; age; underwriting class; any substandard ratings; the year from the Policy Date; and the Specified Amount.  The monthly charge is a product of the Rider’s monthly cost of insurance rate and the Rider Death Benefit.

(26)	This charge varies by the Insured's sex and age.

(27)
To be able to present dollar amounts of this charge here, we assume total monthly periodic charges of $1,000 (not including this Rider's cost, and any loan amount interest (which are meant to be excluded), the waiver of which would occur in the event of the Insured's total disability for six consecutive months.

The next item shows the minimum and maximum total operating expenses, as of December 31, 2006, charged by the Sub-Account portfolios that you may pay periodically during the time that you own the policy.  The table does not reflect Short-Term Trading Fees.  More detail concerning each Sub-Account portfolio's fees and expenses is contained in the prospectus for the mutual fund that corresponds to the Sub-Account portfolio.  Please contact us, at the telephone numbers or address on the cover page of this prospectus, for free copies of the prospectuses for the mutual funds available under the policy.

Total Annual Sub-Account Portfolio Operating Expenses
Total Annual Sub-Account Portfolio Operating Expenses	Maximum	Minimum
(expenses that are deducted from the Sub-Account portfolio assets, including management fees, distribution (12b-1) fees, and other expenses)	11.49%	0.10%

The following underlying mutual funds assess a short-term trading fee in connection with transfers from a Sub-Account that occur within 60 days after the date of allocation to that Sub-Account (see "Short-Term Trading Fees"):

•	American Century Variable Portfolios, Inc. – American Century VP International Fund: Class III
•	Fidelity Variable Insurance Products Fund IV – VIP Energy Portfolio: Service Class 2
•	Fidelity Variable Insurance Products Fund – VIP Overseas Portfolio: Service Class R
•	Franklin Templeton Variable Insurance Products Trust – Templeton Developing Markets Securities Fund: Class 3
•	Franklin Templeton Variable Insurance Products Trust – Templeton Foreign Securities Fund: Class 3
•	Franklin Templeton Variable Insurance Products Trust – Templeton Global Income Securities Fund: Class 3
•	Janus Aspen Series – International Growth Portfolio: Service II Shares
•	Nationwide Variable Insurance Trust – Federated NVIT High Income Bond Fund: Class III
•	Nationwide Variable Insurance Trust – Gartmore NVIT Emerging Markets Fund: Class III
••	Nationwide Variable Insurance Trust – Nationwide NVIT Global Health Sciences Fund: Class III

•	Nationwide Variable Insurance Trust – Nationwide NVIT Global Technology and Communications Fund: Class III
•	Nationwide Variable Insurance Trust – NVIT International Index Fund: Class VI
•	Nationwide Variable Insurance Trust – NVIT International Value Fund: Class III
•	Neuberger Berman Advisers Management Trust – AMT International Portfolio: S Class
•	Oppenheimer Variable Account Funds – Oppenheimer Global Securities Fund/VA: Class 3
•	Oppenheimer Variable Account Funds – Oppenheimer High Income Fund/VA: Class 3

Policy Investment Options

You may allocate all or a portion of your Net Premium to any Sub-Account.  The separate account is divided into Sub-Accounts that invest in shares of one or more portfolios of the different mutual funds available under the policy.  Or you may allocate all or a portion of your Net Premium to the fixed investment option that is funded by the assets of our general account.

Based on the right to examine law, some states require that we refund the initial Premium if you exercise your right to cancel the policy.  Others require that we return the Cash Value.  If yours is a state that requires us to refund the initial Premium, we will hold the initial Net Premium in the available money market Sub-Account until the free-look period expires.  Once your examination right ends, we will transfer the variable account Cash Value to your Sub-Account allocations in effect at the time of the transfer.  If yours is a state that requires us to refund the Cash Value, we will allocate the initial Net Premium to the available money market Sub-Account. On the next Valuation Period, we will allocate all of the Cash Value to the designated Sub-Accounts based on the allocation instructions in effect at the time.  Any initial Net Premium designated to be allocated to fixed investment options will be so allocated immediately upon receipt.

The Fixed Investment Option

The Net Premium you allocate to the fixed investment option is held in the fixed account, which is part of our general account.  The general account contains all of our assets other than those in the separate accounts and funds the fixed investment option.  These assets are subject to our general liabilities from business operations.  The general account is used to support our insurance and annuity obligations.  Any amounts in excess of the separate account liabilities are deposited into our general account.  We bear the full investment risk for all amounts allocated to the fixed account.

We guarantee that the amounts you allocate to the fixed investment option will be credited interest daily at a net effective annual interest rate of no less than the stated interest crediting rate on the Policy Data Page.  We will credit any interest in excess of the guaranteed interest crediting rate at our sole discretion.  You assume the risk that the actual rate may not exceed the guaranteed interest crediting rate.

The amounts you allocate to the fixed investment option will not share in the investment performance of our general account.  Rather, the investment income you earn on your allocations will be based on varying rates we set.

The general account is not subject to the same laws as the separate account, and the SEC has not reviewed the disclosures in this prospectus relating to the fixed account.  However, information about the fixed account is subject to federal securities laws relating to the accuracy and completeness of statements made by prospectus disclosure.

Interest rates are set at the beginning of each calendar quarter and will be effective for at least three months.  You may receive a different interest rate on Net Premium versus a transfer of Units from a Sub-Account portfolio.  In honoring your request to transfer an amount out of the fixed account, we will do so on a last-in, first out basis (LIFO).

Variable Investment Options

The variable investment options constitute the limitedly available mutual funds, and we have divided the separate account into an equal number of Sub-Account portfolios to account for your allocations.    Each Sub-Account portfolio invests in a mutual fund that is registered with the SEC.  (This registration does not involve the SEC's supervision of the management or investment practices or policies of these mutual funds).  The "Appendix A:  Sub-Account Information" section identifies the available mutual funds, by name, investment type and adviser.  Your choices and any changes will appear on the Policy Data Pages.

Each Sub-Account portfolio’s assets are held separately from the assets of the other Sub-Account portfolios, and each Sub-Account portfolio has investment objectives and policies that are different from those of the other Sub-Account portfolios.  Thus, each Sub-Account portfolio operates as a separate investment fund, and the income or losses of one Sub-Account portfolio generally have no effect on the Investment Experience of any other Sub-Account portfolio.

The Sub-Accounts available through this policy are listed below.  For more information about the mutual funds, please refer to “Appendix A:  Sub-Account Information” and/or the applicable mutual fund’s prospectus.

AIM Variable Insurance Funds
•	AIM V.I. Basic Value Fund: Series I Shares
•	AIM V.I. Capital Appreciation Fund: Series I Shares
•	AIM V.I. Capital Development Fund: Series I Shares
American Century Variable Portfolios II, Inc
•	American Century VP Inflation Protection Fund: Class II
American Century Variable Portfolios, Inc.
•	American Century VP International Fund: Class III†
•	American Century VP Mid Cap Value Fund: Class I
•	American Century VP Value Fund: Class I
•	American Century VP Vista Fund: Class I
Dreyfus
•	Dreyfus Investment Portfolios - Small Cap Stock Index Portfolio: Service Shares
•	Dreyfus Stock Index Fund, Inc.: Initial Shares
•	Dreyfus Variable Investment Fund - Appreciation Portfolio: Initial Shares
Federated Insurance Series
•	Federated Market Opportunity Fund II: Service Shares
•	Federated Quality Bond Fund II: Primary Shares
Fidelity Variable Insurance Products Fund
•	VIP Equity-Income Portfolio: Service Class
•	VIP Growth Portfolio: Service Class
•	VIP Overseas Portfolio: Service Class R†
Fidelity Variable Insurance Products Fund II
•	VIP Contrafund® Portfolio: Service Class
•	VIP Investment Grade Bond Portfolio: Service Class
Fidelity Variable Insurance Products Fund III
•	VIP Mid Cap Portfolio: Service Class
Fidelity Variable Insurance Products Fund IV
•	VIP Energy Portfolio: Service Class 2†
•	VIP Freedom Fund 2010 Portfolio: Service Class
•	VIP Freedom Fund 2020 Portfolio: Service Class
•	VIP Freedom Fund 2030 Portfolio: Service Class
Franklin Templeton Variable Insurance Products Trust
•	Franklin Income Securities Fund: Class 2
•	Franklin Small Cap Value Securities Fund: Class 1
•	Templeton Developing Markets Securities Fund: Class 3†
•	Templeton Foreign Securities Fund: Class 3†
•	Templeton Global Income Securities Fund: Class 3†
Janus Aspen Series
•	Forty Portfolio: Service Shares
•	INTECH Risk-Managed Core Portfolio: Service Shares
•	International Growth Portfolio: Service II Shares†
Lehman Brothers Advisers Management Trust (formerly, Neuberger Berman Advisers Management Trust)
•	AMT Short Duration Bond Portfolio: I Class (formerly, AMT Limited Maturity Bond Portfolio: I Class)
MFS® Variable Insurance Trust
•	MFS Value Series: Initial Class
Nationwide Variable Insurance Trust ("NVIT") (formerly Gartmore Variable Insurance Trust (“GVIT”))
•	American Funds NVIT Asset Allocation Fund: Class II
•	American Funds NVIT Bond Fund: Class II
•	American Funds NVIT Global Growth Fund: Class II
•	American Funds NVIT Growth Fund: Class II
•	American Funds NVIT Growth-Income Fund: Class II
•	Federated NVIT High Income Bond Fund: Class III†
•	Gartmore NVIT Emerging Markets Fund: Class III†
•	Nationwide Multi-Manager NVIT Small Cap Growth Fund: Class I (formerly, GVIT Small Cap Growth Fund: Class I)
•	Nationwide Multi-Manager NVIT Small Cap Value Fund: Class I (formerly, GVIT Small Cap Value Fund: Class I)
•	Nationwide Multi-Manager NVIT Small Company Fund: Class I (formerly, GVIT Small Company Fund: Class I)
•	Nationwide NVIT Global Health Sciences Fund: Class III†
•	Nationwide NVIT Global Technology and Communications Fund: Class III†
•	Nationwide NVIT Government Bond Fund: Class I
•	Nationwide NVIT Investor Destinations Funds: Class II
➢	Nationwide NVIT Investor Destinations Aggressive Fund: Class II
➢	Nationwide NVIT Investor Destinations Conservative Fund: Class II
➢	Nationwide NVIT Investor Destinations Moderate Fund: Class II
➢	Nationwide NVIT Investor Destinations Moderately Aggressive Fund: Class II
➢	Nationwide NVIT Investor Destinations Moderately Conservative Fund: Class II
•	Nationwide NVIT Mid Cap Growth Fund: Class I
•	Nationwide NVIT Money Market Fund: Class I
•	Nationwide NVIT U.S. Growth Leaders Fund: Class I
•	NVIT International Index Fund: Class VI†
•	NVIT International Value Fund: Class III†
•	NVIT Mid Cap Index Fund: Class I
•	NVIT Nationwide® Fund: Class I
•	Van Kampen NVIT Comstock Value Fund: Class I
•	Van Kampen NVIT Multi Sector Bond Fund: Class I
Neuberger Berman Advisers Management Trust
•	AMT Fasciano Portfolio: S Class
•	AMT International Portfolio: S Class†
•	AMT Regency Portfolio: S Class
•	AMT Socially Responsive Portfolio: I Class

Oppenheimer Variable Account Funds
•	Oppenheimer Capital Appreciation Fund/VA: Non-Service Shares
•	Oppenheimer Global Securities Fund/VA: Class 3†
•	Oppenheimer High Income Fund/VA: Class 3†
•	Oppenheimer Main Street Fund®/VA: Non-Service Shares
•	Oppenheimer Main Street Small Cap Fund®/VA: Non-Service Shares
T. Rowe Price Equity Series, Inc.
•	T. Rowe Price Blue Chip Growth Portfolio: Class II
•	T. Rowe Price Equity Income Portfolio: Class II
•	T. Rowe Price Limited Term Bond Portfolio: Class II
The Universal Institutional Funds, Inc.
•	Core Plus Fixed Income Portfolio: Class I
•	U.S. Real Estate Portfolio: Class I

This sub-account is only available in policies issued before May 1, 2007:

American Century Variable Portfolios, Inc.
•	American Century VP Ultra Fund: Class I

This sub-account is only available in policies issued before May 1, 2006:

Fidelity Variable Insurance Products Fund III
•	VIP Value Strategies Portfolio: Service Class
Franklin Templeton Variable Insurance Products Trust
•	Franklin Rising Dividends Securities Fund: Class 1
MFS® Variable Insurance Trust
•	MFS Investors Growth Stock Series: Initial Class

This sub-account is only available in policies issued before May 1, 2005:

Putnam Variable Trust
•	Putnam VT Growth and Income Fund: Class IB
•	Putnam VT Voyager Fund: Class IB

This sub-account is only available in policies issued before May 1, 2004:

AllianceBernstein Variable Products Series Fund, Inc.
•	AllianceBernstein Growth and Income Portfolio: Class A
•	AllianceBernstein Small/Mid Cap Value Portfolio: Class A
American Century Variable Portfolios, Inc.
•	American Century VP Income & Growth Fund:
•	Class I
Dreyfus
•	Dreyfus Variable Investment Fund - Developing Leaders Portfolio: Initial Shares

Federated Insurance Series
•	Federated American Leaders Fund II: Primary Shares
•	Federated Capital Appreciation Fund II: Primary Shares
Janus Aspen Series
•	Balanced Portfolio: Service Shares
•	International Growth Portfolio: Service Shares
Nationwide Variable Insurance Trust
•	Gartmore NVIT Global Utilities Fund: Class I
•	Nationwide NVIT Global Financial Services Fund: Class I
Neuberger Berman Advisers Management Trust
•	AMT Mid-Cap Growth Portfolio: I Class
Putnam Variable Trust
•	Putnam VT International Equity Fund: Class IB
The Universal Institutional Funds, Inc.
•	Emerging Markets Debt Portfolio: Class I

This sub-account is only available in policies issued before May 1, 2003:

Dreyfus
•	Dreyfus Socially Responsible Growth Fund, Inc.: Initial Shares
Fidelity Variable Insurance Products Fund
•	VIP High Income Portfolio: Service Class R†
Janus Aspen Series
•	Global Technology Portfolio: Service Shares
Nationwide Variable Insurance Trust
•	Gartmore NVIT International Growth Fund: Class I
•	Gartmore NVIT Worldwide Leaders Fund: Class I
•	J.P. Morgan NVIT Balanced Fund: Class I
•	Nationwide NVIT Growth Fund: Class I
•	NVIT Nationwide® Leaders Fund: Class I
Neuberger Berman Advisers Management Trust
•	AMT Guardian Portfolio: I Class
•	AMT Partners Portfolio: I Class
Oppenheimer Variable Account Funds
•	Oppenheimer MidCap Fund/VA: Non-Service Shares
Wells Fargo Advantage Variable Trust
•	Wells Fargo Advantage VT Opportunity Fund

This sub-account is only available in policies issued before May 1, 2002:

Fidelity Variable Insurance Products Fund III
•	VIP Growth Opportunities Portfolio: Service Class
The Universal Institutional Funds, Inc.
•	Mid Cap Growth Portfolio: Class I
Van Eck Worldwide Insurance Trust
•	Worldwide Emerging Markets Fund: Initial Class
•	Worldwide Hard Assets Fund: Initial Class

This sub-account is no longer available to receive transfers or new premium payments effective May 1, 2007:

Fidelity Variable Insurance Products Fund
•	VIP High Income Portfolio: Service Class
Oppenheimer Variable Account Funds
•	Oppenheimer High Income Fund/VA: Non-Service Shares

This sub-account is no longer available to receive transfers or new premium payments effective May 1, 2005:

American Century Variable Portfolios, Inc.
•	American Century VP International Fund: Class I
Fidelity Variable Insurance Products Fund
•	VIP Overseas Portfolio: Initial Class
Franklin Templeton Variable Insurance Products Trust
•	Templeton Foreign Securities Fund: Class 1
Nationwide Variable Insurance Trust
•	Federated NVIT High Income Bond Fund: Class I
•	Gartmore NVIT Emerging Markets Fund: Class I
•	Nationwide NVIT Global Health Sciences Fund: Class I
•	Nationwide NVIT Global Technology and Communications Fund: Class I
•	NVIT International Value Fund: Class I
Oppenheimer Variable Account Funds
•	Oppenheimer Global Securities Fund/VA: Non-Service Shares

†These underlying mutual funds assess a short-term trading fee.

*These underlying mutual funds may invest in lower quality debt securities commonly referred to as junk bonds.

Allocation Of Net Premium And Cash Value

We allocate your Net Premium payments to Sub-Accounts or the fixed account per your instructions.  You must allocate your Net Premium payments in whole percentages.  The sum of allocations must equal 100%.

Valuation of Accumulation Units

We will price Sub-Account Units on any day the New York Stock Exchange (NYSE) is open for business, unless we are closed.

We will not price Sub-Account Units on these recognized holidays:

•	New Year's Day

•	Martin Luther King, Jr. Day

•	Presidents’ Day

•	Good Friday

•	Independence Day

•	Memorial Day

•	Labor Day

•	Thanksgiving

•	Christmas

In addition, we will not price Sub-Account Units if:

•	trading on the New York Stock Exchange (NYSE) is restricted;

•	an emergency exists making disposal or valuation of securities held in the separate account impracticable; or

•	the SEC, by order, permits a suspension or postponement for the protection of security holders.

SEC rules and regulations govern when the conditions described above exist.  Any transaction you try to effect when we are closed will not happen until the next day the NYSE and we are both open for business.

How Sub-Account Investment Experience Is Determined

Though the number of Sub-Account Units will not change as a result of Investment Experience, changes in the net investment factor, as described below, may cause the value of a Sub-Account Unit to increase or decrease from Valuation Period to Valuation Period.  Changes in the net investment factor may not be directly proportional to changes in the NAV of the mutual fund shares.

We determine the change in Sub-Account values at the end of a Valuation Period.  The Sub-Account Unit value for a Valuation Period is determined by multiplying the Sub-Account Unit value as of the prior Valuation Period by the net investment factor for the Sub-Account for the current Valuation Period.

We determine the net investment factor for any Valuation Period by dividing (a) by (b) where:

(a) is the sum of:

•	the NAV per share of the mutual fund held in the Sub-Account as of the end of the current Valuation Period;

•	the per share amount of any dividend or income distributions made by the mutual fund (if the date of the dividend or income distribution occurs during the current Valuation Period); plus or minus

•
a per share charge or credit for any taxes reserved for as a result of the Sub-Account's investment operations if changes to the law result in a modification to the tax treatment of the separate account; and

(b) is the net of:

•	the NAV per share of the mutual fund as of the end of the immediately preceding Valuation Period; plus or minus

•	the per share charge or credit for any taxes reserved for in the immediately preceding Valuation Period.

Cash Value

The policy has a Cash Value.  There is no guaranteed Cash Value.  Rather, it will be based on the unit values, and vary with the Investment Experience of the Sub-Account portfolios to which you have allocated Net Premium, as well as the values of, and any daily crediting of interest to, the policy loan and fixed accounts.  It will also vary because we deduct the policy's periodic charges from the Cash Value.  So, if the policy's Cash Value is part of the Death Benefit option you have chosen, then your Death Benefit will fluctuate.

We will determine the value of the assets in the separate account at the end of each Valuation Period.  We will determine the Cash Value at least monthly. To determine the number of Sub-Account Units credited to each Sub-Account, we divide the net amount you allocate to the Sub-Account by the Sub-Account Unit value for the Sub-Account (using the next Valuation Period following when we receive the Premium).

If you surrender part or all of the policy, we will deduct a number of Sub-Account Units from the separate account and an amount from the fixed account that corresponds to the surrendered amount.  Thus, your policy’s Cash Value will be reduced by the surrendered amount.  Similarly, when we assess charges or deductions, a number of Sub-Account Units from the separate account and an amount from the fixed account that corresponds with the charge or deduction will be deducted from the policy’s Cash Value.  We make these deductions in the same proportion that your interests in the separate account and the fixed account bear to the policy’s total Cash Value.

The Cash Value in the policy loan and fixed accounts will be credited interest daily at the guaranteed minimum annual effective rate stated on the policy data page. We may decide to credit interest in excess of the guaranteed minimum annual effective rate.  For the fixed account, we will guarantee the current rate in effect through the end of the calendar quarter.  The interest rate for each guarantee period after that will continue for at least three months.  Upon request, we will inform you of the current applicable rates for each account. For more information, see "The Fixed Investment Option," on page 13 and "Loan Amount And Interest," on page 39.

On any date during the policy year, the Cash Value equals the Cash Value on the preceding Valuation Period, plus any Net Premium applied since the previous Valuation Period, minus any policy charges, plus or minus any investment results, and minus any partial surrenders.

Transfers Among and Between Policy Investment Options

Sub-Account Portfolio Transfers

We will determine the amount you have available for transfers among the Sub-Account portfolios in Units based on the Net Asset Value (NAV) per share of the mutual fund in which a Sub-Account portfolio invests.  The mutual fund will determine its NAV once daily as of the close of the regular business session of the New York Stock Exchange (usually 4:00 p.m. Eastern time).  A Unit will not equal the NAV of the mutual fund in which the Sub-Account portfolio invests, however, because the Unit value will reflect the deduction for any transaction fees and periodic charges.  For more information, see "In Summary: Fee Tables," beginning on page 9, and "How Sub-Account Investment Experience is Determined," beginning on page 17.

Policy owners may request transfers to or from the Sub-Accounts once per valuation day, subject to the terms and conditions of the policy and the mutual funds.

Neither the policies nor the mutual funds are designed to support active trading strategies that require frequent movement between or among Sub-Accounts (sometimes referred to as "market-timing" or "short-term trading").  If you intend to use an active trading strategy, you should consult your registered representative and request information on other Nationwide policies that offer mutual funds that are designed specifically to support active trading strategies.

We discourage (and will take action to deter) short-term trading in this policy because the frequent movement between or among Sub-Accounts may negatively impact other investors in the policy.  Short-term trading can result in:

•	the dilution of the value of the investors' interests in the mutual fund;

•
mutual fund managers taking actions that negatively impact performance (i.e., keeping a larger portion of the mutual fund assets in cash or liquidating investments prematurely in order to support redemption requests); and/or

•	increased administrative costs due to frequent purchases and redemptions.

To protect investors in this policy from the negative impact of these practices, we have implemented, or reserve the right to implement, several processes and/or restrictions aimed at eliminating the negative impact of active trading strategies.  We cannot guarantee that our attempts to deter active trading strategies will be successful.  If active trading strategies are not successfully deterred by our actions, the performance of Sub-Accounts that are actively traded will be adversely impacted.

Redemption Fees.  Some mutual funds assess a short-term trading fee in connection with transfers from a Sub-Account that occur within 60 days after the date of the allocation to the Sub-Account.  The fee is assessed against the amount transferred and is paid to the mutual fund.  Redemption fees compensate the mutual fund for any negative impact on fund performance resulting from short-term trading.

U.S. Mail Restrictions.  We monitor transfer activity in order to identify those who may be engaged in harmful trading practices.  Transaction reports are produced and examined.  Generally, a policy may appear on these reports if the policy owner (or a third party acting on their behalf) engages in a certain number of "transfer events" in a given period.  A "transfer event" is any transfer, or combination of transfers, occurring in a given Valuation Period.  For example, if a policy owner executes multiple transfers involving 10 Sub-Accounts in 1 day, this counts as 1 transfer event.  A single transfer occurring in a given Valuation Period that involves only 2 Sub-Accounts (or one Sub-Account if the transfer is made to or from a fixed investment option) will also count as 1 transfer event.

As a result of this monitoring process, we may restrict the form in which transfer requests will be accepted.  In general, we will adhere to the following guidelines:

Trading Behavior	Nationwide's Response
6 or more transfer events in one calendar quarter
Nationwide will mail a letter to the policy owner notifying them that:

1.  they have been identified as engaging in harmful trading practices; and

2.  if their transfer events exceed 11 in 2 consecutive calendar quarters or 20 in one calendar year, the policy owner will be limited to submitting transfer requests via U.S. mail.

More than 11 transfer events in 2 consecutive calendar quarters OR More than 20 transfer events in one calendar year	Nationwide will automatically limit the policy owner to submitting transfer requests via U.S. mail.

Each January 1st, we will start the monitoring anew, so that each policy starts with 0 transfer events each January 1.  See, however, the "Other Restrictions" provision below.

Managers of Multiple Contracts.  Some investment advisers/representatives manage the assets of multiple Nationwide contracts pursuant to trading authority granted or conveyed by multiple policy owners.  These multi-contract advisers will be required by Nationwide to submit all transfer requests via U.S. mail.

Other Restrictions.  We reserve the right to refuse or limit transfer requests, or take any other action we deem necessary, in order to protect policy owners and beneficiaries from the negative investment results that may result from short-term trading or other harmful investment practices employed by some policy owners (or third parties acting on their behalf).  In particular, trading strategies designed to avoid or take advantage of Nationwide's monitoring procedures (and other measures aimed at curbing harmful trading practices) that are nevertheless determined by us to constitute harmful trading practices, may be restricted.

Any restrictions that we implement will be applied consistently and uniformly.

We may add new underlying mutual funds, or new share classes of currently available underlying mutual funds, that assess short-term trading fees.  In the case of new share class additions, your subsequent allocations may be limited to that new share class.  Short-term trading fees are a charge assessed by an underlying mutual fund when you transfer out of a Sub-Account within 60 days of the date of allocation to the Sub-Account.  The separate account will collect the short-term trading fees at the time of the transfer by reducing the amount transferred.  We will remit all such fees to the underlying mutual fund.

Underlying Mutual Fund Restrictions and Prohibitions.  Pursuant to regulations adopted by the SEC, we are required to enter into written agreements with the underlying mutual funds which allow the underlying mutual funds to:

(1)	request the taxpayer identification number, international taxpayer identification number, or other government issued identifier of any of our policy owners;
(2)	request the amounts and dates of any purchase, redemption, transfer or exchange request (“transaction information”); and
(3)
instruct us to restrict or prohibit further purchases or exchanges by policy owners that violate policies established by the underlying mutual fund (whose policies may be more restrictive than our policies).

We are required to provide such transaction information to the underlying mutual funds upon their request.  In addition, we are required to restrict or prohibit further purchases or exchange requests upon instruction from the underlying mutual fund.  We and any affected policy owner may not have advance notice of such instructions from an underlying mutual fund to restrict or prohibit further purchases or exchange requests.  If an underlying mutual fund refuses to accept a purchase or exchange request submitted by us, we will keep any affected policy owner in their current underlying mutual fund allocation.

Fixed Account Transfers

Prior to the policy’s Maturity Date, you may also make transfers involving the fixed account.  These transfers will be in dollars, and we reserve the right to limit their timing and amount, including that you may not request a transfer involving the fixed account before the end of the first year from the Policy Date.  Also, you may not make more than one transfer every 12 months.

On transfers to the fixed account, you may request a transfer of up to 100% of the Cash Value allocated to the Sub-Account portfolios as of the close of business of the prior Valuation Period. However, we reserve the right to refuse any transfer to the fixed account if the fixed account’s Cash Value comprises more than 25% of the policy’s Cash Value. If we exercise this right, we will notify of you at the time of your request.

On transfers from the fixed account, we reserve the right to limit the amount of the policy’s cash value that you may transfer from the fixed account in a given policy year.  The amount that may be transferred will be determined as of the end of each interest rate guarantee period.  An interest rate guarantee period is the time that a stated interest rate is guaranteed to remain in effect.  The period begins at the time of the transfer and ends on the last day of the calendar quarter.  Each successive period is three months.  Any transfers you make from the fixed account must be within 30 days of the end of a period.

Modes To Make A Transfer

To make a transfer, send your written request to us at our Home Office via first class U.S. mail.  Upon receipt, we will process a transfer request at the end of the current Valuation Period.  We may also permit you to use other modes of communication, subject to limitations.

Our contact information is on the cover page of this prospectus

We will employ reasonable procedures to confirm that instructions are genuine, including:

•	requiring forms of personal identification before acting upon instructions;

•	providing you with written confirmation of completed transactions; and/or

•	tape recording telephone instructions.

If we follow these procedures, we will not be liable for any loss, damage, cost or expense from complying with what we reasonably believe to be genuine instructions.  Rather, you will bear the risk of loss.

Any computer system or telephone, whether it is yours, your service provider’s, your representative’s, or ours, can experience slowdowns or outages for a variety of reasons.  These slowdowns or outages may delay or prevent our ability to process your request.  Although we have taken precautions to help our system handle heavy usage, we cannot promise complete reliability under all circumstances.  If you are experiencing problems, you should make your request in writing.

The Policy

The policy is a legal contract between you and us.  Any change we make must be in writing, signed by our president and secretary, and attached to or endorsed on the policy.  You may exercise all policy rights and options while the Insured is alive.  You may also change the policy, but only in accordance with its terms.

Generally, the policy is available for an insured age 85 or younger (although these ages may vary in your state).  It is nonparticipating, meaning we will not be contributing any operating profits or surplus earnings toward the Proceeds from the policy.  The policy will comprise and be evidenced by: a written contract; any Riders; any endorsements; and the application, including any supplemental application.  We will consider the statements you make in the application as representations.  We will rely on them as being true and complete.  However, we will not void the policy or deny a claim unless a statement is a material misrepresentation.

In order to comply with the USA Patriot Act and rules promulgated thereunder, Nationwide will implement procedures designed to prevent policies described in this prospectus from being used to facilitate money laundering or the financing of terrorists activities.

Policy Owner

The policy belongs to the owner named in the application.  You may also name a contingent policy owner.  A contingent owner will become the owner if the owner dies before any Proceeds become payable.  Otherwise, ownership will pass to the owner’s estate, if the owner is not the Insured.  To the extent permitted by law, policy benefits are not subject to any legal process for the payment of any claim, and no right or benefit will be subject to claims of creditors (except as may be provided by assignment).  You may name different owners or contingent owners (so long as the Insured is alive) by submitting your written request to us at our Home Office, which will become effective when signed, rather than the date on which we received it.  There may be adverse tax consequences.  For more information, see "Taxes," beginning on page 41.

The Beneficiaries

The principal right of a beneficiary is to receive Proceeds constituting the Death Benefit upon the Insured's death.  So long as the Insured is alive, you may: name more than one beneficiary; designate primary and contingent beneficiaries; change or add beneficiaries; and provide for another distribution than the following.

If a primary beneficiary dies before the Insured, we will pay the Death Benefit to the remaining primary beneficiaries.  We will pay multiple primary beneficiaries in equal shares.  A contingent beneficiary will become the primary beneficiary if all primary beneficiaries die before the Insured, and before any Proceeds become payable.  You may name more than one contingent beneficiary.  We will also pay multiple contingent beneficiaries in equal shares.  To change or add beneficiaries, you must submit your written request to us at our Home Office, which will become effective when signed, rather than the date on which we received it.  The change will not affect any payment we made, or action we took, before we recorded the change.

To Purchase

To purchase the policy, you must submit to us a completed application and an initial Premium payment.

We must receive evidence of insurability that satisfies our underwriting standards (this may require a medical examination) before we will issue a policy.  We can provide you with the details of our underwriting standards.  We reserve the right to reject an application for any reason permitted by law.  Also, we reserve the right to modify our underwriting standards at any time.

The minimum initial Specified Amount is $100,000.  We reserve the right to modify our minimum Specified Amount at any time prior to issuing the policy.

Coverage

We will issue the policy only if the underwriting process has been completed; we have approved the application and the proposed Insured is alive and in the same condition of health as described in the application.  However, full insurance coverage will take effect only after you have paid the minimum initial Premium.  We begin to deduct monthly charges from your policy Cash Value on the Policy Date.

Coverage Effective Date

Insurance coverage will begin and be In Force on the Policy Date shown on the Policy Data Page.  For a change in the Specified Amount, the effective date will be on the next monthly anniversary from the Policy Date after we have approved your request.  It will end upon the Insured's death, once we begin to pay the Proceeds, or when the policy matures.  It could end if the policy were to Lapse.

Temporary Insurance Coverage

Temporary insurance coverage, equal to the Specified Amount up to $1,000,000, is available before full insurance coverage takes effect.  You must submit a temporary insurance agreement and make an initial Premium payment.  During this time, we will deposit your initial Premium payment into an interest bearing checking account.  Temporary insurance coverage will remain In Force for no more than 60 days from the date of the temporary insurance agreement.  Before then, temporary insurance coverage will terminate on the date full insurance coverage takes effect, or five days from the date we mail a termination notice (accompanied by refund of the Premium payment).  If we issue the policy, what we do with the Net Premium depends on the right to examine law of the state in which you live.

To Cancel (Examination Right)

You may cancel your policy during the free look period.  The free look period expires ten days after you receive the policy or longer if required by state law.  If you decide to cancel during the free look period, return the policy to the sales representative who sold it, or to us at our Home Office, along with your written cancellation request.  Within seven days, we will refund the amount prescribed by the law of the state in which we issued the policy.  Depending on the right to examine law of the state in which you live, this amount will be your initial premium or the policy's Cash Value.  We will treat the policy as if we never issued it.  For more information, see "Allocation of Net Premium and Cash Value," beginning on page 17.

To Change Coverage

After the first policy year, you may request to change the Specified Amount; however, no change will take effect unless the new Cash Surrender Value would be sufficient to keep the policy In Force for at least three months.  Changes to the Specified Amount will alter the Death Benefit.  For more information, see "Changes In The Death Benefit Option," beginning on page 36.

You may request to increase the Specified Amount, by at least $10,000, which will increase the Net Amount At Risk.  Because the cost of insurance charge is based on the Net Amount At Risk, and because there will be a separate cost of insurance rate for the increase, this will also cause the policy's cost of insurance charge to increase.  As a result, there will be a corresponding increase in the periodic charges we deduct from the policy's Cash Value.  Also, an increase in the Specified Amount may cause an increase to the amount of your subsequent Premium payments and the likelihood that the policy is at risk of lapsing sooner.  For more information, see "Lapse," beginning on page 40.

You may request to decrease the Specified Amount.  We first apply decreases to the amount of insurance coverage as a result of any prior Specified Amount increases, starting with the most recent.  Then we will decrease the initial Specified Amount.  We will deny a request, however, to reduce the amount of your coverage below the minimum initial Specified Amount.  For more information, see "To Purchase," beginning on page 21.  Also, we will deny a request that would disqualify the policy as a contract for life insurance.  For more information, see "The Minimum Required Death Benefit," beginning on page 35.

To change the Specified Amount, you must submit your written request to us at our Home Office.  You must provide us with evidence of insurability that satisfies our underwriting standards. The Insured must be 85 or younger.  Changes will become effective on the next monthly anniversary from the Policy Date after we approve the request.  We reserve the right to limit the number of changes to one each year from the Policy Date.

To Exchange

You have an exchange right under the policy.  At any time within the first 24 months of coverage from the Policy Date, you may surrender this policy and use the Cash Surrender Value to purchase a new policy on the Insured's life without evidence of insurability.  Afterwards, you may also surrender the policy and use the Cash Surrender Value to purchase a new policy on the same Insured's life, but subject to evidence of insurability that satisfies our underwriting standards.

The new policy may be one of our available flexible premium adjustable life insurance policies.  It may not have a greater Death Benefit than that of this policy immediately prior to the exchange date.  It will have the same Specified Amount, Policy Date, and issue age.  We will base Premiums on our rates in effect for the same sex, Attained Age and premium class of the Insured on the exchange date.  You may transfer any Indebtedness to the new policy.

You must make your request on our official forms to the Home Office.  The policy must be In Force and not in a Grace Period.  You must pay a surrender charge.  For more information, see "In Summary: Fee Tables," beginning on page 9.  The exchange may have tax consequences.  For more information, see "Exchanging The Policy For Another Life Insurance Policy," beginning on page 44.  The new policy will take effect on the exchange date only if the Insured is alive.  This policy will terminate when the new policy takes effect.

To Terminate Or Surrender

You have the right to terminate (surrender) the policy.  At any time, you may surrender the policy for its Cash Surrender Value.  The policy will automatically terminate when the Insured dies, the policy matures, or the Grace Period ends.  For more information, see "Surrenders," beginning on page 36.

Generally, if the policy has a Cash Surrender Value in excess of the Premiums you have paid, upon surrender it will be included in your income for federal tax purposes.  For more information, see "Surrendering the Policy" beginning on page 44.  The Cash Surrender Value will be reduced by the amount of a policy loan, if any.  For more information see, "Policy Loans," beginning on page 39.

To Assign

You may assign any rights under the policy while the Insured is alive.  If you do, your beneficiary’s interest will be subject to the person(s) to whom you have assigned rights.  Your assignment must be in writing, and it must be recorded at our Home Office before it will become effective.  Your assignment will be subject to any outstanding policy loans.  For more information see, "Policy Loans," beginning on page 39.

Proceeds Upon Maturity

If the policy is In Force on the Maturity Date, we will pay you the Proceeds.

Normally, we will pay the Proceeds within seven days after we receive your written request at our Home Office.  The payment will be postponed, however, when: the New York Stock Exchange is closed; the SEC restricts trading or declares an emergency; the SEC permits us to defer it for the protection of our policy owners; or the Proceeds are to be paid from the fixed account.  The Proceeds will equal the policy's Cash Value minus any Indebtedness.  After we pay the Proceeds, the policy is terminated.

We may offer to extend the Maturity Date to coincide with the Insured's death, after which we will pay the Proceeds to your beneficiary.  During this time, you will still be able to request partial surrenders, and you will still have in effect the long-term care Rider (though you will not be charged for it), the termination of benefits under which will coincide with the policy's extended Maturity Date (unless you decide otherwise).  The Maturity Date extension will either be for the policy value (as defined below), or for the Specified Amount (subject to the law of the state in which you lived at the time you purchased the policy).  It is your choice, and, in any event, your policy will be endorsed so that:

•	no changes to the amount of the Specified Amount will be allowed;

•	no additional Premium payments will be allowed;

•	no additional periodic charges will be deducted;

•	100% of the policy value will be transferred to the fixed account;

•	to extend for the Cash Value, your policy's Death Benefit will become the Cash Value, irrespective of your previous Death Benefit Option choice; or

•
to extend for the Specified Amount, the Specified Amount will be adjusted to what it was when the Insured reached Attained Age 85, but excluding any coverage provided by the Additional Protection Rider and subject to any partial surrenders, which will affect the Specified Amount of a policy with Death Benefit Option One based on the Insured's Attained Age at the time the request for a partial surrender is made.  While the Insured is between the Attained Ages of 86 and 90, a partial surrender will decrease the Specified Amount proportionately.  If the Insured reaches Attained Age 91, a partial surrender will reduce the Proceeds by an amount proportionate to the ratio of the partial surrender to the Cash Value prior to the partial surrender.

The Maturity Date will not be extended, however, beyond when the policy would fail the definition of life insurance under the Code.

For more information, see "The Payout Options," beginning on page 37, and "The Death Benefit," beginning on page 35.

Reminders, Reports And Illustrations

On request, we will send you scheduled Premium payment reminders and transaction confirmations.  We will also send you semi-annual and annual reports that show:

•	the Specified Amount

•	the current Cash Value

•	policy continuation Premiums

•	the Cash Surrender Value

•	Premiums paid

•	outstanding policy Indebtedness

•	all charges since the last report

You may receive information faster from us and reduce the amount of mail you receive by signing up for our eDelivery program.  We will notify you by e-mail when important documents, like statements and prospectuses, are ready for you to view, print, or download from our secure server.  If you would like to choose this option, go to www.nationwide.com/login.

We will send these reminders and reports to the address you provide on the application, or to another you may specify.

At any time, you may ask for an illustration of future benefits and values under the policy.  While we do not at present, we may charge if you ask for more than one illustration per year from the Policy Date.

IMPORTANT NOTICE REGARDING DELIVERY OF SECURITY HOLDER DOCUMENTS

When multiple copies of the same disclosure document(s), such as prospectuses, supplements, proxy statements and semi-annual and annual reports are required to be mailed to your household, we will mail only one copy of each document, unless notified otherwise by you.  Household delivery will continue for the life of the contracts.  Please call 1-866-223-0303 to resume regular delivery.  Please allow 30 days for regular delivery to resume.

Errors Or Misstatements

If you make an error or misstatement in the application, we will adjust the Death Benefit and Cash Value accordingly.

To determine the adjusted Death Benefit, we will multiply the Net Amount At Risk at the time of the Insured’s death by the ratio of the monthly cost of insurance applied at the true age and sex in the policy month of death and the monthly cost of insurance that should have been applied at the true age and sex in the policy month of death.  We will then add this adjusted amount to the Cash Value of the policy at the Insured’s death.  The Cash Value will also be adjusted to reflect the cost of insurance charges based on the Insured's correct age and sex from the Policy Date.

Incontestability

We will not contest payment of the Death Benefit based on the initial Specified Amount after the policy has been In Force during the Insured's lifetime for two years from the Policy Date.  For any change in Specified Amount requiring evidence of insurability, we will not contest payment of the Death Benefit based on such an increase after it has been In Force during the Insured's lifetime for two years from the effective date.

If We Modify The Policy

Any modification (or waiver) of our rights or requirements under the policy must be in writing and signed by our president or corporate secretary.  No agent may bind us by making any promise not contained in the policy.
We may modify the policy, our operations, or the separate account’s operations to meet the requirements of any law (or regulation issued by a government agency) to which the policy, our company, or the separate account is subject.  We may modify the policy to assure that it continues to qualify as a life insurance contract under the federal tax laws.  We will notify you of all modifications, and we will make appropriate endorsements to the policy.

Riders

Riders are available for you to purchase to design the policy to meet your specific needs.  You may elect one or all of them (except for both the Premium Waiver and Deduction Waiver Riders).  None have a Cash Surrender Value.  Once the policy is In Force, to add a Rider, we may require further evidence of insurability.  You may only elect the Adjusted Sales Load Life Insurance Rider when purchasing the policy.  Availability will vary by state.  You will be charged for a Rider: so long as the policy remains In Force and the Rider's term has not expired; until we have paid the benefit; or you decide you no longer need the benefit and let us know in writing at our Home Office.  For more information on the costs of the Riders, see "In Summary: Fee Tables," beginning on page 9, and "Charges," beginning on page 28.

Children’s Insurance Rider

You may purchase term life insurance on any of the Insured's children at any time.  Before an expiration date, the policy pays a benefit to the named beneficiary upon the insured child’s death.  As long as the policy is In Force, the insurance coverage for each child will continue until the earlier of:  1) the anniversary of the policy on or after the date that the child turns age 22; or 2) the anniversary of the policy on or after the date that the Insured turns age 65.

Subject to certain conditions specified in the Rider, the Rider may be converted into a policy on the life of the insured child without evidence of insurability.  You will be charged for this Rider: so long as the policy remains In Force and the Rider’s term has not expired; until we have paid the benefit; or you decide you no longer need the benefit and let us know in writing at our Home Office.  Because we deduct the charge for this benefit from the policy's Cash Value, your purchase of this Rider could reduce the amount of Proceeds payable when Death Benefit depends on the Cash Value.  Otherwise, the benefit of this Rider and the Death Benefit are independent of one another.

Long-term Care Rider

This Rider is available to purchase at any time, but if you purchase it after issue, we will require evidence of insurability.  Upon meeting the eligibility requirements, the Insured is paid a monthly benefit after 90 days of being confined to a care facility (other than a hospital) or provided personal assistance at home while under a physician’s care for 90 days.  The benefit may not cover all of your prospective long term-care costs.  The benefit may not cover your retrospective long-term care costs.

The benefits paid under the Rider are intended to be "qualified long-term care insurance" under federal tax law and generally the benefits may not be taxable to the payee.  See your tax adviser about the use of this Rider in your situation.

You will be charged for this Rider: so long as the policy remains In Force through maturity; until we have paid the benefit; or you decide you no longer need the benefit and let us know in writing at our Home Office.  Because we deduct the charge for this benefit from the policy's Cash Value, your purchase of this Rider could reduce the amount of Proceeds payable when the Death Benefit depends on Cash Value.  Also, the benefits paid under this Rider will reduce the Cash Surrender Value if you were to surrender the policy while the Insured is alive.  More importantly, though, the benefits paid under this Rider will impact your policy's Death Benefit.  The Proceeds payable upon the Insured's death will be adjusted to account for the benefits paid under this Rider.  There is a free look period for this Rider.  Within 30 days of receipt, you may return this Rider to the sales representative who sold it to you, or to us at our Home Office, and we will void this Rider and refund the related charges.

Spousal Life Insurance Rider

You may purchase this Rider at any time.  The benefit is a death benefit payable to the beneficiary you designate upon the Insured’s spouse’s death; otherwise, the benefit is payable to the Insured; you may designate a different beneficiary than the primary beneficiary designated under the policy.   The benefit continues until the anniversary of the Rider on or next following the year in which the Insured's spouse turns age 70 or the policy matures.  You will be charged for this Rider: so long as the policy remains In Force and the Rider’s term has not expired; until we have paid the benefit; or you decide you no longer need the benefit and let us know in writing at our Home Office.  Because we deduct the charge for this benefit from the policy's Cash Value, your purchase of this Rider could reduce the amount of Proceeds payable when the Death Benefit depends on Cash Value.  Otherwise, the benefit of this Rider and the Death Benefit are independent of one another.  This Rider has a conversion right.  The Insured's spouse may exchange this Rider's benefit for a level premium, level benefit plan of whole life or endowment insurance, subject to limitations.

Accidental Death Benefit Rider

You may purchase this Rider at any time.  The Rider pays a benefit, in addition to the Death Benefit, to the named beneficiary upon the Insured’s accidental death.  The benefit continues until the Insured reaches Attained Age 70.  You will be charged for this Rider: so long as the policy remains In Force and the Rider’s term has not expired; until we have paid the benefit or you decide you no longer need the benefit and let us know in writing at our Home Office.  Because we deduct the charge for this benefit from the policy's Cash Value, your purchase of this Rider could reduce the amount of Proceeds payable when the Death Benefit depends on Cash Value.  Otherwise, the benefit of this Rider and the Death Benefit are independent of one another.

Premium Waiver Rider

You may purchase this Rider at any time, but you may not purchase both this Rider and the Deduction (of fees and expenses) Waiver Rider.  The benefit is a monthly credit to the policy upon the Insured’s total disability for six consecutive months.  The amount is the lesser of:

•	the Premium you specified, or

•	the average actual Premiums you paid over the thirty-six months before the total disability.

However, the monthly credit may not be enough to allow you to rely on this Rider alone.  While the benefit is payable, you may also need to pay additional Premium to keep your policy from Lapsing.  Notwithstanding, purchasing this Rider could help to preserve the Death Benefit.

The benefit continues until the Insured turns age 65, or for an Insured who is age 63 or older, for two years after the total disability.  You will be charged for this Rider so long as the policy remains In Force and the Rider's term has not expired or you decide you no longer need the benefit and let us know in writing at our Home Office.  You do not pay the Rider’s charge while the Rider’s benefit is being paid.

Because we deduct the charge for this benefit from the policy's Cash Value, your purchase of this Rider could reduce the amount of Proceeds payable when the Death Benefit depends on Cash Value.  In contrast to the Rider, if the benefit under the Deduction (of fees and expenses) Waiver Rider becomes payable during the first three years from the Policy Date, the monthly credit will be sufficient to keep the policy from Lapsing.  Thereafter, or if the benefit becomes payable after three years from the Policy Date, the benefit will be the waiver of your policy's charges on a monthly basis.

Additional (insurance) Protection Rider

You may purchase the Rider at any time.  The benefit is term life insurance on the Insured that is available to policies with insurance coverage (base policy insurance amount plus Additional Protection (insurance) Rider amount) of at least $250,000.  The policy pays a benefit, in addition to the Death Benefit, to the beneficiary upon the Insured’s death.

The benefit amount varies monthly and is based on the Death Benefit option you have chosen.  You may renew coverage annually until the Insured reaches Attained Age 100, when the Rider's term expires.  You will be charged for this Rider: so long as the policy remains In Force and the Rider’s term has not expired; until we have paid the benefit; or you decide you no longer need the benefit and let us know in writing at our Home Office.  Because we deduct the charge for this benefit from the policy's Cash Value, your purchase of this Rider could reduce the amount of Proceeds payable when the Death Benefit depends on Cash Value.  The benefit of this Rider and the Death Benefit are independent of one another.

Change Of Insured Rider

You may elect this Rider for no charge at any time.  You may change the Insured for a new Insured, subject to insurability and other conditions.  The costs and benefits under the policy after the change will be based on, and could change with, the underwriting classification and characteristics of the new Insured, but this Rider's benefit will have no impact on the policy's Death Benefit.

Adjusted Sales Load Life Insurance Rider

This Rider is only available to purchase when you purchase the policy.   The benefit is replacing the Premium Load we would otherwise deduct before allocating your Net Premiums with the Rider's monthly charge, which depends on whether you want to replace all or a portion of the Premium Load.  We will deduct the Rider's charge from the policy's Cash Value over a period of up to fifteen years, but this depends on the number of years over which the Premium payments you plan to make will be covered by this Rider (a whole number up to seven years from the Policy Date).  This deduction will last for nine years after the lesser of:

•	the number of years (from one to seven) you choose to have the Rider apply to your Premium payments, or

•	the number of years in this period during which you actually make Premium payments.

So, say you want to replace all of the Premium Load on each of your Premium payments for five years, but the last Premium payment you make while the Rider is in effect is within the third year from the Policy Date.  Instead of for fourteen years, we will deduct the Rider's charge through the twelfth year.  Also, if you terminate your policy during the first ten years from the Policy Date, we will reduce your Cash Surrender Value.  The more Premium Load you elect to replace, the higher the Rider's charge will be.  If you purchase this Rider, you should expect that its charge, in the aggregate, would amount to more than if we had deducted the Premium Load for each of your Premium payments covered by it.  To better understand how this Rider might benefit you, ask for an illustration of future benefits and rights under the policy with and without the purchase of this Rider.

Deduction (of fees and expenses) Waiver Rider

You may purchase this Rider at any time so long as the policy is In Force and it is before the Policy Date on or following when the Insured reaches age 65.  You may not purchase both this Rider and the Premium Waiver Rider.  If an Insured becomes disabled, as defined in this Rider, for six consecutive months within the first three years from the Policy Date, the benefit is a credit to your policy in an amount necessary to keep the policy In Force.  The benefit for subsequent years, however, is a waiver of your policy's monthly charges (excluding the cost of this Rider).  So, say two years and eight months after the Policy Date you become totally disabled for six consecutive months.  For the first four months, the benefit would be a credit equal to the amount necessary to keep the policy In Force.  After that, the Rider's benefit is a waiver of your policy's monthly charges (excluding the cost of this Rider).

After the first three years from the Policy Date, this Rider's benefit may not be enough to keep your policy from Lapsing without needing to pay additional Premium.  Thereafter, with this Rider, it will cost you less, on a monthly basis, to keep the policy In Force.

For how long the benefit lasts depends on the Insured's age when total disability begins.  Before age 60, the benefit continues for as long as the Insured is totally disabled (even if that disability extends past when the Insured reaches age 65).  Between ages 60 and 63, the benefit continues until the Insured turns age 65.  From age 63, the benefit lasts only for two years.  Because we deduct the charge for this benefit from the policy's Cash Value, your purchase of this Rider could reduce the amount of Proceeds payable when the Death Benefit depends on Cash Value.  For the first three years from the Policy Date, the benefit payable under this Rider appears to be the same as the benefit payable under the Premium Waiver Rider; however, the monthly credit will be sufficient to keep the policy from Lapsing.  Thereafter, or if the benefit becomes payable after three years from the Policy Date, it will cost you less, on a monthly basis, to keep the policy In Force.  Meanwhile, the benefit payable under the Premium Waiver Rider will remain a monthly credit of Premium.

Premium

This policy does not require a scheduled payment of Premium to keep it In Force.  The policy will remain in effect as long as the conditions that cause the policy to Lapse do not exist.  Upon request, we will furnish Premium receipts.

Initial Premium

The amount of your initial Premium will depend on the initial Specified Amount of insurance, the Death Benefit option, and any Riders you select.  Generally, the higher the required initial Specified Amount, the higher the initial Premium will be.  Similarly, because Death Benefit Options Two and Three provide for a potentially greater Death Benefit than Death Benefit Option One, Death Benefit Options Two and Three may require a higher amount of initial Premium.  Also, the age, sex, health, and activities of the Insured will affect our determination of the risk of issuing the policy.  In general, the greater this risk, the higher the initial Premium will be.

Whether we will issue full insurance coverage depends on the Insured meeting all underwriting requirements, you paying the initial Premium, and our delivery of the policy while the Insured is alive.  We will not delay delivery of the policy to increase the likelihood that the Insured is not still living.  Depending on the outcome of our underwriting process, more or less Premium may be necessary for us to issue the policy.  We also retain the right to not issue the policy, after which, if we exercise this right, we will return your payment within two business days thereafter.

You may pay the initial Premium to our Home Office or to our authorized representative.  The initial Premium payment must be at least $50.  The initial Premium payment will not be applied to the policy until the underwriting process is complete.

Subsequent Premiums

You may make additional Premium payments at any time while the policy is In Force, subject to the following:

•	We may require satisfactory evidence of insurability before accepting any additional Premium payment that results in an increase in the policy’s Net Amount At Risk;

•
We will refund Premium payments that exceed the applicable premium limit established by the IRS to qualify the policy as a contract for life insurance.  As discussed in the "Taxes" section of this prospectus, additional Premium payments or other changes to the policy may jeopardize the policy's non-modified endowment contract status.  We will monitor Premiums paid and other policy transactions and will notify you when the policy’s non-modified endowment contract status is in jeopardy; and

•
We may require that policy Indebtedness be repaid prior to accepting any additional Premium payments.  Some, but not all, of the situations when we might exercise this right include when interest rates are low, when your policy loans exceed 90% of value of the Sub-Account portfolio allocations, or when a Premium payment may alter the character of the policy for tax purposes.  For more information, see "Lapse," beginning on page 40.  We will let you know ahead of time.

We will send scheduled Premium payment reminder notices to you according to the Premium payment method shown on the policy data page.  If you decide to make a subsequent Premium payment, you must send it to our Home Office.  Each Premium payment must be at least $50.

Charges

Please read and consider the following, which we intend to be an amplification (but it may also be duplicative), in conjunction with the fee tables, and the accompanying footnotes, appearing earlier in the prospectus.  See "In Summary: Fee Tables," beginning on page 9.  Also, see the policy, including the Policy Data Page, and the Riders, for more information.

We will make deductions under the policy to compensate us for: the services and benefits we provide; the cost and expense we incur; and the risks we assume.  Every time you make a Premium payment, unless you have elected the Adjusted Sales Load Life Insurance Rider for that Premium payment, we will charge against that Premium payment a Premium load, which is composed of a sales load and premium taxes.  If you have elected the Adjusted Sales Load Life Insurance Rider, part or all of this load will be credited to your policy's Cash Value.  If we begin to charge for illustrations, you will be expected to pay the charges directly to us at the time of your request.  We will not deduct this charge from your policy's Cash Value.  However, all other charges will be assessed against the policy's Cash Value.  With the exceptions of the mortality and expense risk charge and policy loan interest, we will deduct these charges proportionately from the balances of your Sub-Account portfolio and fixed account allocation(s).  We will deduct the mortality and expense risk charge from the Cash Value of the Sub-Account portfolios.  We will transfer the loan interest charge from your investment options the Cash Value of the loan account.  We take the monthly periodic charges in advance and we will not pro rate any monthly rider charge should the rider terminate before the beginning of the next month.

There are also operating charges associated with the Sub-Account portfolios.  While you will not pay them directly, they will affect the value of the assets in the Sub-Account portfolios.  On a daily basis, the manager of each mutual fund that comprises the policy’s available variable investment options deducts operating charges from that mutual fund’s assets before calculating the NAV.  (We use NAV to calculate the value of your corresponding Sub-Account portfolio allocation in Units.)  In addition, some mutual funds assess a short-term trading fee in connection with transfers from a Sub-Account that occur within 60 days after the date of the allocation to that Sub-Account.  The fee is assessed against the amount transferred and is paid to the mutual fund.  For more information on the operating charges and short-term trading fees assessed by the mutual funds held by the Sub-Account portfolios, please see the prospectus for the mutual fund and "Short-Term Trading Fees" in this prospectus.

Premium Load

This charge currently amounts to $75 per $1,000 of Premium and covers our sales expenses and reimburses us for taxes imposed by state and local governments (at the estimated rate of 2.25%) and the federal government (at the estimated rate of 1.25%).  The amount for Premium taxes is an estimated amount.  If the actual tax liability is more or less, we will not adjust the charge, so we may profit from it.

Surrender Charges

A surrender charge will apply if you surrender or lapse the policy.  There are two components meant to cover our policy underwriting (the underwriting component) and sales expenses (the sales component), including for: processing the application; conducting any medical exams; determining insurability (and the Insured’s underwriting class); and establishing policy records.  The surrender charge equals the underwriting component and 22.5% of the sales component.  We will deduct the surrender charge based on the following schedule:

During Policy Year	Percentage Of Initial Surrender Charge
1	100%
2	95%
3	85%
4	80%
5	70%
6	60%
7	50%
8	40%
9	30%
10	25%
11	20%
12	15%
13	10%
14	5%
After 14	0%

The underwriting component is the product of the Specified Amount, divided by 1,000, and the administrative target Premium.  The administrative target Premium is actuarially derived, and we use it to figure out how much to charge per Premium payment for underwriting expenses.  The administrative target Premium varies by the Insured's age when the policy was issued.

The sales expense component will be the lesser of the following two amounts.  The first amount is the product of the Specified Amount, divided by 1,000, and the surrender target Premium.  The surrender target Premium is actuarially derived, and we use it to figure out how much to charge per Premium payment for sales expenses.  The surrender target Premium varies by the Insured's sex; age (when the policy was issued); and the underwriting class.  The second amount is the sum of all Premium payments you made during the first two years from the Policy Date.

We will calculate a separate surrender charge based on the Specified Amount and each increase in the Specified Amount, which, when added together, will amount to your surrender charge.

All things being equal, the surrender charge will be greater for a policy with: an older Insured; a male insured; a higher Specified Amount; more Premium in the first two policy years; or a higher risk Insured.  If you change the Death Benefit option, and the change does not result in a different Net Amount At Risk, we will not deduct a surrender charge.

We will waive the surrender charge if you elect to surrender your policy in exchange for a fixed life insurance policy offered by us.  We will not provide this waiver if you have elected any of the riders listed below:

•	Premium Waiver Rider;
•	Deduction (of fees and expenses) Waiver Rider; or
•	Long-term Care Rider

Partial Surrender Fee

You may request a partial surrender after the first year from the Policy Date while the policy is In Force, and we may charge a partial surrender fee, of the lesser of $25 or 2% of the dollar amount of the partial surrender, to compensate us for the administrative costs in calculating and generating the surrender amount.  However, currently, there is no charge for a partial surrender.

Short-Term Trading Fees

Some mutual funds may assess (or reserve the right to assess) a short-term trading fee in connection with transfers from a Sub-Account that occur within 60 days after the date of allocation to the Sub-Account.

Short-term trading fees are intended to compensate the mutual fund (and policy owners with interests allocated in the mutual fund) for the negative impact on fund performance that may result from frequent, short-term trading strategies.  Short-term trading fees are not intended to affect the large majority of policy owners not engaged in such strategies.

Any short-term trading fee assessed by any mutual fund available in conjunction with the policies described in this prospectus will equal 1% of the amount determined to be engaged in short-term trading.  Short-term trading fees will only apply to those Sub-Accounts corresponding to mutual funds that charge such fees.  Please refer to the prospectus for each Sub-Account portfolio for more detailed information.  Policy owners are responsible for monitoring the length of time allocations are held in any particular Sub-Account.  We will not provide advance notice of the assessment of any applicable short-term trading fee.

For a list of available sub-accounts that assess short-term trading fees, see "Total Annual Sub-Account Portfolio Operating Expenses" earlier in this prospectus.

If a short-term trading fee is assessed, the mutual fund will charge the separate account 1% of the amount determined to be engaged in short-term trading.  The separate account will then pass the short-term trading fee on to the specific policy owner that engaged in short-term trading by deducting an amount equal to the fee from that policy owner’s sub-account value.  All such fees will be remitted to the mutual fund; none of the fee proceeds will be retained by us or the separate account.

Transfers will be considered to be made on a first in/first out (FIFO) basis for purposes of determining short-term trading fees.  In other words, units held the longest time will be treated as being transferred first, and units held for the shortest time will be treated as being transferred last.

Some transactions are not subject to short-term trading fees.  Transactions that are not subject to short-term trading fees include:

•	scheduled and systematic transfers, such as Dollar Cost Averaging and Asset Rebalancing;

•	policy loans or surrenders; or

•	payment of the Death Benefit proceeds upon the Insured's death.

New share classes of currently available mutual funds may be added as investment options under the policy.  These new share classes may require the assessment of short-term trading fees.  When these new share classes are added, new Premium payments and exchange reallocations to the mutual funds in question may be limited to the new share class.

Cost Of Insurance

The cost of insurance charge compensates us for underwriting the insurance protection under the policy.   The cost of insurance charge is the product of the Net Amount At Risk and the cost of insurance rate.

We base the cost of insurance rates on our expectations of future mortality and expense.  The cost of insurance rate will vary by: the Insured's sex; age; specified amount; underwriting class (including any substandard ratings); length of time the policy has been In Force; and Specified Amount. There will be a separate cost of insurance rate for the initial Specified Amount and any increase.  The cost of insurance rates will never be greater than those shown on the Policy Data Page.

We will uniformly apply a change in any cost of insurance rates for Insureds of the same age, sex, underwriting class (including any substandard rating) for policies In Force for the same length of time. The change may result in increase your cost of insurance charges which, accordingly, would decrease your policy's Cash Value.   The change could increase your cost of insurance charge, which, accordingly, would decrease your policy’s Cash Value, and the converse is true, too.  In contrast, you could cause your cost of insurance charge to decrease with a request to reduce the Specified Amount that also reduces the Net Amount At Risk.

Mortality And Expense Risk

Though the maximum guaranteed mortality and expense risk charge is higher, currently, we deduct this charge monthly according to the following schedule: during the first fifteenth years from the Policy Date, the mortality and expense risk charge amounts to $0.66 per $1,000 of Cash Value.  Thereafter, the charge amounts to $0.25 per $1,000 of Cash Value.  This charge compensates us for assuming risks associated with mortality and expense costs and we may profit from it.  The mortality risk is that the Insured does not live as long as expected.  The expense risk is that the costs of issuing and administering the policy are more than expected.

Policy Expense Per $1,000 of Specified Amount

We guarantee that the policy expense per $1,000 of Specified Amount charge will not exceed $0.30 per $1,000 of Specified Amount.  This charge applies for the first two years from the Policy Date and compensates us for sales, underwriting, distribution and issuance of the policy.

Monthly Expense Charge

We guarantee that the monthly expense charge will not exceed $7.50 per month and it currently is $5 per month.  This charge reimburses us for the cost of maintaining the policy, including accounting and recordkeeping.

Policy Loan Interest

We charge interest on the amount of an outstanding policy loan, at the rate of 4.5% per annum, which will accrue daily.  The loan and accrued interest becomes due and payable at the end of each year from the Policy Date, when you take a new loan, when the policy Lapses, or when you surrender the policy.  If left unpaid, we will add it to the policy's outstanding Indebtedness.  As collateral or security for repayment, we will transfer an equal amount of Cash Value from the Sub-Accounts on a pro-rata basis to the loan account on which interest will accrue and be credited daily.  If there is insufficient Cash Value in the Sub-Accounts, we will transfer amounts from the fixed account to the loan accounts.  The minimum guaranteed interest crediting rate is stated on the Policy Data Page, and is currently 3.0% per annum.  The effect of the 4.5% interest on the loan balance and the 3.0% crediting on the policy loan account is a net cost of no more than 1.50% per annum.

Children’s Insurance Rider

The children's insurance rider amounts to $0.43 per $1,000 of the Rider's specified amount.  This charge compensates us for providing term insurance on the life of each child of the Insured.  We will assess the charge for the Rider so long as the policy is In Force and the Rider is in effect.  The cost will remain the same, even if you request to change the number of children covered under the Rider.  However, we may decline your request to add another child based on our underwriting standards.

Long-term Care Rider

This charge compensates us for providing long-term care coverage beginning once the Insured meets the eligibility requirements. The charge is the product of the Net Amount At Risk of the Rider and a long-term care cost of insurance rate.  Because this Rider has no Cash Value, we define its Net Amount At Risk as the lesser of the Specified Amount of the Rider and the Net Amount At Risk of the policy.  We base the long-term care cost of insurance rate on our expectations as to your need for long-term care over time.  The long-term care cost of insurance rate will vary by: the Insured's sex; Attained Age; underwriting class; and any substandard ratings.

Spousal Life Insurance Rider

This charge compensates us for providing term insurance, renewable monthly, on the life of the Insured’s spouse.  The charge is the product of the Specified Amount of this Rider and the spousal life insurance cost of insurance rate.  We base the spousal life insurance cost of insurance rate on our expectations as to the mortality of the Insured's spouse.  The spousal life insurance cost of insurance rate will vary by: the spouse's sex; Attained Age; underwriting class; and any substandard ratings.

Accidental Death Benefit Rider

This charge for this Rider compensates us for providing coverage in the event of the Insured’s accidental death, meaning the Insured’s death as a result of bodily injury caused by external, violent and accidental means from a cause other than a risk not assumed.  The charge is the product of the Specified Amount of this Rider and the accidental death benefit cost of insurance rate.  We base the accidental death benefit cost of insurance rate on our expectations as to the likelihood of the Insured's accidental death.  The accidental death benefit cost of insurance rate will vary by: the Insured's sex; Attained Age; underwriting class; and any substandard ratings.

Premium Waiver Rider

The charge for this Rider compensates us for crediting your policy the amount of scheduled due and payable Premium payments upon the Insured’s total disability for six consecutive months.  The benefit will amount to the lesser of the Premium you specified, and the average actual Premiums you paid over the last 36 months before the total disability.  The charge is the product of the benefit of this Rider and the Premium waiver cost rate.  We base the Premium waiver cost rate on our expectations as to likelihood of the Insured's total disability for six consecutive months.  The Premium waiver cost rate will vary by: the Insured's sex; Attained Age;

underwriting class; and any substandard ratings.  If you choose this Rider, you may not also choose the Deduction Waiver Rider.

Additional (insurance) Protection Rider

The benefit associated with the Additional (insurance) Protection Rider is term life insurance on the Insured, in addition to the Death Benefit, payable to the beneficiary upon the Insured’s death.

You may purchase this Rider at any time while the policy is In Force until the Insured reaches age 85.  The Rider benefit amount may vary monthly and is based on the chosen Death Benefit.  You may renew coverage annually until the Insured reaches Attained Age 100, when this Rider’s term expires.

Before deciding whether to purchase the Additional (insurance) Protection Rider it is important for you to know that when you purchase this Rider, the compensation received by your registered representative and his or her firm is less than when compared to purchasing insurance coverage under the base policy.  As a result of this compensation reduction, the charges assessed for the cost of insurance under this Rider will be lower for a significant period of time.  There are instances where the Additional (insurance) Protection Rider may require lower Premium to maintain the total death benefit over the life of the policy or may require increased Premium when compared to not purchasing the Rider at all.

There are also some distinct disadvantages to purchasing the Rider, such as not being able to extend the Maturity Date for coverage under the Rider (resulting in a loss of coverage at maturity).   Another disadvantage is the Rider only allows coverage under the Guaranteed Policy Continuation Provision for the first five policy years.  In comparison, the base policy allows longer coverage for issue ages under 70.  See the Guaranteed Policy Continuation Provision in the Lapse section of this prospectus.

If you have questions about whether the Rider is appropriate for you, please consult your registered representative for more specific information on this Rider and its potential benefits.  Your registered representative can answer your questions and provide you with illustrations demonstrating the impact of purchasing coverage under the Rider.

Because we deduct the Rider charge from the Cash Value, purchase of this Rider could reduce the amount of Proceeds payable when the Death Benefit depends on the Cash Value.

The charge for this Rider compensates us for providing term life insurance on the Insured.  The monthly cost of insurance charge for this Rider is determined by multiplying the Rider monthly cost of insurance rate by the Rider Death Benefit.  The Rider Death Benefit is the death benefit option elected by you.  We base the additional protection cost of insurance rate on our expectation as to the Insured's mortality.  The additional protection cost of insurance rate will vary by: the Insured's sex; Attained Age; underwriting class; any substandard ratings; and the Specified Amount of the Rider.

Adjusted Sales Load Life Insurance Rider

The charge for this Rider replaces the Premium load to cover our sales expenses and Premium taxes.  You will pay a Premium Load on any amount that you do not elect to be covered by the Rider.  Since this Premium taxes portion is an estimated amount not subject to adjustment for the actual tax liability, we may profit from it.  The charge is the product of: your aggregate monthly Premiums covered by the Rider since the Policy Date; the portion of Premium load you choose to replace (in whole percentages (up to 6%)); and the factor of 0.0001345.

The Rider's charge may vary.  Each Premium payment you make that is covered by the Rider will cause the Rider's charge to increase.  The length of time of the charge will also vary (up to fifteen years).  The length of time will be nine years plus the lesser of:

•	the number of years (from one to seven) you choose to have the Rider apply to your Premium payments; and

•	the number of years during this period which you actually made Premium payments.

For example, if you had chosen to have this Rider apply to your Premium payments for five years, but you only made Premium payments for three years while the Rider was in effect, we would adjust the number of years over which we would deduct this charge from fourteen to twelve years.

If the policy terminates within the first ten years from the Policy Date, we will recover a portion of the Premium Load replaced by the Rider, based on the following schedule:

Years Policy Has Been In Force	Percentage
1	100%
2	90%
3	80%
4	70%
5	60%
6	50%
7	40%
8	30%
9	20%
10	10%
11+	0

This deduction is equal to the product of the amount of Premium Load replaced by the Rider and the percentage from the table above that corresponds to the number of years the policy has been In Force.  For example, say you terminate your policy during the fifth year from the Policy Date, on which you had chosen to replace the Premium Load in an amount equal to 5% of Premiums for a period of seven years.  Assume that you paid $10,000 of Premium during this time.  The Premium Load the Rider has replaced is $500, and 60% of this amount is $300, which we will deduct from your Cash Surrender Value.  This deduction allows us to cover a portion of our sales expenses and Premium taxes for which the Rider's charge would have compensated us had the policy remained In Force.

Deduction (of fees and expenses) Waiver Rider

The charge for this Rider compensates us for waiving the due and payable monthly charges (excluding this Rider's charge) upon the Insured’s total disability, as defined in this Rider, for six consecutive months.  (However, during the first three years from the Policy Date, we will instead credit your policy with the minimum monthly Premium payment due during the Insured's total disability.)  The charge is the product of the amount of periodic charges deducted from the policy on a monthly basis (excluding the cost for this Rider) and the deduction waiver cost rate.  We base the deduction waiver cost rate on our expectations as to the likelihood of the Insured's total disability for six consecutive months.  The deduction waiver cost rate varies by: the Insured's sex; Attained Age; underwriting class; and any substandard ratings.  If you choose this Rider, you may not also choose the Premium Waiver Rider.

A Note on Charges

During a policy's early years, the expenses we incur in distributing and establishing the policy exceed the deductions we take.  Nevertheless, we expect to make a profit over time because variable life insurance is intended to be a long-term financial investment.  Accordingly, we have designed the policy with features and investment options that we believe support and encourage long-term ownership.

We make many assumptions and account for many economic and financial factors when we establish the policy's fees and charges.  The following is a discussion of some of the factors that are relevant to the policy's pricing structure.

Distribution, Promotional, and Sales Expenses.  Distribution, promotional and sales expenses include amounts we pay to broker-dealer firms as commissions, expense allowances and marketing allowances.  We refer to these expenses collectively as "total compensation." The maximum total compensation we pay to any broker-dealer firm in conjunction with policy sales is 99% of first year premiums and 3% of renewal premium after the first year.

We have the ability to customize the total compensation package of our broker-dealer firms.  We may vary the form of compensation paid or the amounts paid as commission, expense allowance or marketing allowance; however, the total compensation will not exceed the maximum (99% of first year premiums and 3% of renewal premium after the first year).  Commission may also be paid as an asset-based amount instead of a premium based amount.  If an asset-based commission is paid, it will not exceed 0.25% of the non-loaned cash value per year.

The actual amount and/or forms of total compensation we pay depend on factors such as the level of premiums we receive from respective broker-dealer firms and the scope of services they provide.  Some broker-dealer firms may not receive maximum total compensation.

Individual registered representatives typically receive a portion of the commissions/total compensation we pay, depending on their arrangement with their broker-dealer firm.  If you would like to know the exact compensation arrangement associated with this product, you should consult your registered representative.

Information on Underlying Mutual Fund Payments

Our Relationship with the Underlying Mutual Funds.  The underlying mutual funds incur expenses each time they sell, administer, or redeem their shares.  The separate account aggregates policy owner purchase, redemption, and transfer requests and submits net or aggregated purchase/redemption requests to each underlying mutual fund daily.  The separate account (not the policy owners) is the underlying mutual fund shareholder.  When the separate account aggregates transactions, the underlying mutual fund does not incur the expense of processing individual transactions it would normally incur if it sold its shares directly to the public.  We incur these expenses instead.

We also incur the distribution costs of selling the policy (as discussed above), which benefit the underlying mutual funds by providing policy owners with Sub-Account options that correspond to the underlying mutual funds.

An investment adviser or subadviser of an underlying mutual fund or its affiliates may provide us or our affiliates with wholesaling services that assist in the distribution of the policy and may pay us or our affiliates to participate in educational and/or marketing activities.  These activities may provide the adviser or subadviser (or their affiliates) with increased exposure to persons involved in the distribution of the policy.

Types of Payments We Receive.  In light of the above, the underlying mutual funds or their affiliates make certain payments to us or our affiliates (the “payments”).  The amount of these payments is typically based on a percentage of assets invested in the underlying mutual funds attributable to the policies and other variable policies we and our affiliates issue, but in some cases may involve a flat fee.  These payments may be used by us for any corporate purpose, which include reducing the prices of the policies, paying expenses that we or our affiliates incur in promoting, marketing, and administering the policies and the underlying mutual funds, and achieving a profit.

We or our affiliates receive the following types of payments:

•	Underlying mutual fund 12b-1 fees, which are deducted from underlying mutual fund assets;

•	Sub-transfer agent fees or fees pursuant to administrative service plans adopted by the underlying mutual fund, which may be deducted from underlying mutual fund assets; and

•
Payments by an underlying mutual fund’s adviser or subadviser (or its affiliates).  Such payments may be derived, in whole or in part, from the advisory fee, which is deducted from underlying mutual fund assets and is reflected in mutual fund charges.

Furthermore, we benefit from assets invested in our affiliated underlying mutual funds (i.e., Nationwide Variable Insurance Trust) because our affiliates also receive compensation from the underlying mutual funds for investment advisory, administrative, transfer agency, distribution, and/or other services.  Thus, we may receive more revenue with respect to affiliated underlying mutual funds than unaffiliated underlying mutual funds.

We took into consideration the anticipated payments from the underlying mutual funds when we determined the charges imposed under the policies (apart from fees and expenses imposed by the underlying mutual funds).  Without these payments, we would have imposed higher charges under the policy.

Amount of Payments We Receive.  For the year ended December 31, 2006, the underlying mutual fund payments we and our affiliates received from the underlying mutual funds did not exceed 0.50% (as a percentage of the average daily net assets invested in the underlying mutual funds) offered through this policy or other variable policies that we and our affiliates issue.  Payments from investment advisers or subadvisers to participate in educational and/or marketing activities have not been taken into account in this percentage.

Most underlying mutual funds or their affiliates have agreed to make payments to us or our affiliates, although the applicable percentages may vary from underlying mutual fund to underlying mutual fund and some may not make any payments at all.  Because the amount of the actual payments we or our affiliates receive depends on the assets of the underlying mutual funds attributable to the policy, we and our affiliates may receive higher payments from underlying mutual funds with lower percentages (but greater assets) than from underlying mutual funds that have higher percentages (but fewer assets).

For additional information related to the amount of payments Nationwide receives, go to www.nationwide.com.

Identification of Underlying Mutual Funds.   We may consider several criteria when identifying the underlying mutual funds, including some or all of the following:  investment objectives, investment process, investment performance, risk characteristics, investment capabilities, experience and resources, investment consistency, and fund expenses.  Another factor we consider during the identification process is whether the underlying mutual fund’s adviser or subadviser is one of our affiliates or whether the underlying mutual fund, its adviser, its subadviser(s), or an affiliate will make payments to us or our affiliates.

There may be underlying mutual funds with lower fees, as well as other variable policies that offer underlying mutual funds with lower fees.  You should consider all of the fees and charges of the policy in relation to its features and benefits when making your decision to invest.  Please note that higher policy and underlying mutual fund fees and charges have a direct effect on your investment performance.

The Death Benefit

Calculation Of The Death Benefit Proceeds

We will calculate the Death Benefit and pay it to the beneficiary when we receive at our Home Office proof that the Insured has died, as well as other customary information.  We will not dispute the payment of the Death Benefit after the policy has been In Force for two years from the Policy Date.  The Death Benefit may be subject to an adjustment if you make an error or misstatement upon application, or if the Insured dies by suicide.

While the policy is In Force, the Death Benefit will never be less than the Specified Amount. The Death Benefit will depend on which option you have chosen and the tax test (as described in the following "Minimum Required Death Benefit" section) you have elected.  Also, the Death Benefit may vary with the Cash Value of the policy, which will depend on investment performance and take into account any insurance provided by Riders, as well as outstanding Indebtedness and any due and unpaid monthly deductions that accrued during a Grace Period.

Death Benefit Options

There are three Death Benefit options under the policy.  You may choose one.

If you do not choose one of the following Death Benefit options, we will assume that you intended to choose Death Benefit Option One.

Option One

The Death Benefit will be the greater of the Specified Amount or the minimum required Death Benefit.

Option Two

The Death Benefit will be the greater of the Specified Amount plus the Cash Value as of the date of death, or the minimum required Death Benefit

Option Three

The Death Benefit will be the greater of the Specified Amount plus the accumulated Premium account (which consists of all Premium payments minus all partial surrenders accumulated at a specified interest rate to the date of death) or the minimum required Death Benefit.  The amount of the accumulated Premium account will be based on the Option Three Interest Rate stated on the Policy Data Page.  The Death Benefit increase over the Specified Amount will be no less than zero and no more than the Option Three Maximum Increase which is also stated on the Policy Data Page.

For any Death Benefit option, the calculation of the minimum required Death Benefit is shown on the Policy Data Page.  Not all Death Benefit options are available in all states.

The Minimum Required Death Benefit

The policy has a "minimum required Death Benefit."  The minimum required Death Benefit is the lowest Death Benefit that will qualify the policy as life insurance under the guideline Premium/cash value corridor test of Section 7702 of the Code. The tax tests for life insurance generally require that the policy has a significant element of life insurance and not be primarily an investment vehicle.

The tax tests for life insurance generally require that the policy has a significant element of life insurance and not be primarily an investment vehicle.  At the time we issue the policy, you irrevocably elect one of the following tests to qualify the policy as life insurance under Section 7702 of the Code:

•	the cash value accumulation test; or

•	the guideline premium/cash value corridor test.

The cash value accumulation test determines the minimum required Death Benefit by multiplying the account value by a percentage calculated under  federal tax regulations. The percentages depend upon the Insured’s age, gender and underwriting classification. Under the cash value accumulation test, there is no limit to the amount that may be paid in Premiums as long as there is sufficient death benefit in relation to the Cash Value at all times.

The guideline premium/cash value corridor test determines the minimum required Death Benefit by comparing the Death Benefit to an applicable percentage of the Cash Value.  These percentages are set out in the Code, but the percentage varies only by the attained age of the Insured.

Regardless of which test you elect, we will monitor compliance to assure that the policy meets the statutory definition of life insurance for federal tax purposes.  As a result, the Proceeds payable under a policy should be excludable from gross income of the beneficiary for federal income tax purposes.  Conversely, in the event that the policy did not qualify as life insurance because your Death Benefit failed to meet the minimum required Death Benefit, the proceeds payable under the policy would be includible in the recipient’s gross income for federal tax purposes.  Because of this adverse consequence, we may refuse additional Premium payments or return the gross Premium payments to you so that the policy continues to meet the Code’s definition of life insurance.  For more information, see "Periodic Withdrawals, Non-Periodic Withdrawals And Loans," beginning on page 43.

If you do not elect a test, we will assume that you intended to elect the guideline premium/cash value corridor test.

Changes In The Death Benefit Option

After the first policy year, you may elect to change the Death Benefit option under the policy as follows:  from Option 1 to Option 2, from Option 2 to Option 1, from Option 3 to Option 1, or from Option 3 to Option 2.  You may not change from either Option 1 or Option 2 to Option 3.  We will permit only one change of Death Benefit option per policy year.  The effective date of a change will be the monthly anniversary date following the date we approve the change.

For any change in the Death Benefit option to become effective, the cash surrender value after the change must be sufficient to keep the policy In Force for at least three months.

We will adjust the Specified Amount so that the Net Amount At Risk remains constant before and after the Death Benefit option change.  Because your Net Amount At Risk remains the same, changing the Death Benefit option by itself does not alter the policy’s cost of insurance. The policy’s charges going forward, however, will be based on a new Specified Amount that will change the calculation of those charges.  Depending on changes in factors such as fluctuations in policy’s cash value, these charges may increase or decrease after the reduction.  Notwithstanding, we will refuse a Death Benefit option change that would reduce the Specified Amount to a level where the Premium you have already paid would exceed any premium limit under the tax tests for life insurance.

Suicide

If the Insured dies by suicide, while sane or insane, within two years from the Policy Date, we will pay no more than the sum of the Premiums paid, less any Indebtedness, and less any partial surrenders.  If the Insured dies by suicide, while sane or insane, within 2 years from the date we accept an application for an increase in the Specified Amount, we will pay no more than the Death Benefit associated with the initial Specified Amount, plus the cost of insurance charges associated with the increase in Specified Amount.

Surrenders

Full Surrender

You may surrender the policy for the cash surrender value at any time while the Insured is alive.  We calculate the cash surrender value based on the policy’s cash value.  For more information, see "Cash Value," beginning on page 17.  To derive the cash surrender value, we will deduct from the cash value Indebtedness and the surrender charge.  The effective date of a surrender will coincide with the date on which we receive the policy and your written request at our Home Office.  We reserve the right to postpone payment of that portion of the cash surrender value attributable to the fixed account for up to six months.

Partial Surrender

You may request a partial surrender of the policy’s Cash Surrender Value at any time while the policy is In Force and after the first year from the Policy Date.   We may charge $25 for a partial surrender.  Currently, however, there is no charge.  Partial surrenders will cause a reduction of your policy's Specified Amount.  A partial surrender will reduce the Cash Value in each Sub-Account the same proportion as your current allocations, unless you instruct otherwise.

We reserve the right to limit partial surrenders to one per year.  The minimum amount of any partial surrender request is $200.  A partial surrender cannot cause the total Specified Amount to be reduced below the minimum Specified Amount indicated on the Policy Data Page and after any partial surrender, the policy must continue to qualify as life insurance under federal tax law.  Partial surrenders may be subject to income tax penalties.  They could also cause your policy to become a "modified endowment contract" under tax law, which would change the income tax treatment of any distribution from the policy.  For more information, see "Periodic Withdrawals, Non-Periodic Withdrawals and Loans," beginning on page 43.

Reduction Of Specified Amount On A Partial Surrender

When you take an ordinary partial surrender, we will reduce the Specified Amount to ensure that the Net Amount At Risk does not increase.  Because your Net Amount At Risk is the same before and after the reduction, a partial surrender by itself does not alter the policy’s cost of insurance.  The policy’s charges going forward will be based on a new Specified Amount that will change the calculation of those charges.  Depending on changes in variables such as the Cash Value, these charges may increase or decrease after the reduction in Specified Amount.

Any reduction we make to the Specified Amount will be made in the following order:

•	against the most recent increase in the Specified Amount;

•	against the next most recent increases in the Specified Amount in succession; and

•	against the Specified Amount under the original application.

The Payout Options

You have a number of options of receiving Proceeds, besides in a lump sum, which you may elect upon application.  You may elect one or a combination of options.  We will pay the Proceeds from our general account.  If you do not make an election, when the Insured dies, the beneficiary may do so.  If the beneficiary does not make an election, we will pay the Proceeds in a lump sum.  Normally, we will make the lump sum payment within seven days after we receive your written request at our Home Office.  We will postpone any payment of Proceeds, however, on the days we are unable to price Sub-Account Units.  For more information, see "Valuation of Accumulation Units," beginning on page 17.  To elect more than one payout option, you must apportion at least $2,000 per option, which would amount to a payment, at specified intervals, of at least $20.  At any time before Proceeds become payable, you may request to change your payout option in writing to our Home Office.  Changing the beneficiary of the policy will revoke the payout options in effect at that time.  Proceeds are neither assignable nor subject to claims of creditors or legal process.

Please note that for the remainder of The Payout Options section, "you" means the person we are obligated to pay.

Interest Income

You keep the Proceeds with us to earn interest at a specified rate.  The interest can be paid at the end of twelve-, six-, three- or one-month intervals or left to accumulate.  You may withdraw any outstanding balance by making a written request of us at our Home Office.  We will pay interest on the outstanding balance at a rate of at least 2.5% per year, compounded annually.  We will determine annually if we will pay any interest in excess of 2.5%.  Upon your death, we will pay any outstanding balance to your estate.

Income For A Fixed Period

You keep the Proceeds with us, but are paid at specified intervals over a number of years (no more than 30).  Each payment consists of a portion of the Proceeds plus interest at a guaranteed rate.  The Proceeds can be paid at the beginning of twelve-, six-, three- or one-month intervals.  You may withdraw any outstanding balance by making a written request of us to our Home Office.  We will pay interest at an annually determined rate of at least 2.5% per year, compounded annually.  We will determine annually if we will pay any interest in excess of 2.5%.  Upon your death, we will pay any outstanding balance to your estate.

Life Income With Payments Guaranteed

We pay you the Proceeds at specified intervals for a guaranteed period (10, 15 or 20 years), and, then, for the rest of your life, if you have outlived the guaranteed period.  The Proceeds can be paid at the beginning of twelve-, six-, three- or one-month intervals.  During the guaranteed period, we will pay interest on the outstanding balance at a rate of at least 2.5% per year, compounded annually.  We will determine annually if we will pay any interest in excess of 2.5%.  As the payments are based on your lifetime, you cannot withdraw any amount you designate to this option after payments begin.  If you die before the guaranteed period has elapsed, we will make the remaining payments to your estate.  If you die after the guaranteed period has elapsed, we will make no payments to your estate.

Fixed Income For Varying Periods

You keep the Proceeds with us, but are paid a fixed amount at specified intervals until principal and interest have been exhausted.  The total amount payable each year may not be less than 5% of the original Proceeds.  The Proceeds can be paid at the beginning of twelve-, six- three- or one-month intervals.  You may withdraw any outstanding balance by making a written request of us at our Home Office.  We will pay interest on the outstanding balance at a rate of at least 2.5% per year, compounded annually.  We will determine annually if we will pay any interest in excess of 2.5%.  Upon your death, we will pay any outstanding balance to your estate.

Joint And Survivor Life

We pay you the Proceeds in equal payments at specified intervals for the life of the payee who lives longer.  The Proceeds can be paid at the beginning of twelve-, six-, three- or one-month intervals.  As the payments are based on the lifetimes of the payees, you cannot withdraw any amount you designate to this option after payments begin.  Also, payments will cease upon the death of the last surviving payee.  We will make no payments to the last surviving payee’s estate.

Alternate Life Income

We use the Proceeds to purchase an annuity with the payee as annuitant.  The amount payable will be 102% of our current individual immediate annuity purchase rate on the date of the Insured's death, the Maturity Date, or the date the policy is surrendered, as applicable.  The Proceeds can be paid at the end of twelve-, six-, three- or one-month intervals.  As the payments are based on your lifetime, you cannot withdraw any amount you designate to this option after payments begin.  Also, payments will cease upon your death.  We will make no payments to your estate.

Policy Owner Services

Dollar Cost Averaging

You may elect to participate in a dollar cost averaging program.  Dollar cost averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations, which will promote a more stable Cash Value and Death Benefit over time.  The strategy spreads the allocation of your Premium among the Sub-Account portfolios and the fixed investment option over a period of time to allow you to potentially reduce the risk of investing most of your Premium into the Sub-Accounts at a time when prices are high.  There is no charge for dollar cost averaging, but it does count as a transfer event.  For more information regarding transfer events, see "Modes To Make A Transfer," beginning on page 20.

On a monthly basis (or another frequency we may permit), a specified dollar amount of your Premium is systematically and automatically transferred from the fixed account to a Sub-Account portfolio.  You may also have Premium transferred from the – Federated Insurance Series – Federated Quality Bond Fund II: Primary Shares, Fidelity Variable Insurance Products Fund – VIP High Income Portfolio: Service Class (available only for policies issued prior to May 1, 2003), NVIT Nationwide NVIT Government Bond Fund: Class I, NVIT Federated NVIT High Income Bond Fund: Class III and the NVIT Nationwide NVIT Money Market Fund: Class I.

We will continue to process transfers until there is no more value left in the fixed account or the originating Sub-Account portfolio(s).  You may also instruct us in writing to stop the transfers.  If you have Premium transferred from the fixed account, the amount must be no more than 1/30th of the fixed account value at the time you elect to participate in the program.  Either you elect to participate in the dollar cost averaging program upon application or by submitting an election form before the beginning of the month.

Periodically, we may offer enhanced dollar cost averaging programs on initial Premiums, participation in which will earn you interest on the cash value of the fixed account that is covered under the enhanced dollar cost averaging program.  The interest we credit daily may be different than the net effective annual interest rate we credit on the cash value of the fixed account that is outside of the enhanced dollar cost averaging program.  These programs will last for one year, and your Premium will be systematically and automatically transferred based on the following schedule:

Beginning of Month	Fraction Transferred
2	1/11
3	1/10
4	1/9
5	1/8
6	1/7
7	1/6
8	1/5
9	1/4
10	1/3
11	1/2
12	Remaining Amount

A dollar cost averaging program may not be available in all states.  We do not assure the success of these strategies; success depends on market trends.  We cannot guarantee that dollar cost averaging will result in a profit or protect against loss.  You should carefully consider your financial ability to continue these programs over a long enough period of time to purchase Units when their value is low, as well as when it is high.  We may modify, suspend or discontinue these programs at any time.  We will notify you in writing 30 days before we do so.

Asset Rebalancing

You may elect to set up asset rebalancing.  To do so, you must complete the Asset Rebalancing Program Form and submit it to our Home Office.  (You will use the same form to change your investment allocation choices, or terminate asset rebalancing, too.)  Thereafter, automatically, on a periodic basis, the cash value of your chosen Sub-Account portfolios (up to 20), having fluctuated with Investment Experience, will be rebalanced in proportion to your investment allocation choices.  There is no charge for asset rebalancing, but it does count as a transfer event.  For more information, see "Modes To Make A Transfer," beginning on page 20.  You can schedule asset rebalancing to occur every three, six, or twelve months on days when we price Sub-Account Units.  For more information, see "Valuation of Accumulation Units," beginning on page 17.

Unless you elect otherwise, asset rebalancing will not affect the allocation of Net Premiums you pay after beginning the program.  Manual transfers will not automatically terminate the program.  Termination of the Asset Rebalancing program will only occur as a result of your specific instruction to do so.  We reserve the right to modify, suspend or discontinue asset rebalancing at any time.

Policy Loans

While the policy is In Force and after the first year from the Policy Date, you may take an advance of money from the Cash Value otherwise only available upon surrender or maturity, or upon payment of the Death Benefit.  We call this advance a policy loan.  You must make your request in writing at our Home Office.  You may increase your risk of Lapse if you take a policy loan.  There also may be adverse tax consequences.  You should obtain competent tax advice before you decide to take a policy loan.

Loan Amount And Interest

The minimum policy loan you may take is $200.  You may take no more than the maximum loan value.   The maximum loan value is based on your cash surrender value less 10% of your cash value allocated to the Sub-Accounts.  For more information, see "Full Surrender," beginning on page 36.  We charge interest, at the maximum guaranteed rate of 4.5% per annum, on the amount of an outstanding loan, which will accrue daily and be payable at the end of each policy year.  If left unpaid, we will add the interest to the loan amount.

Collateral And Interest

As collateral or security, we will transfer a corresponding amount of Cash Value from each Sub-Account to the loan account in the same proportion as your Sub-Account allocations, unless you instruct otherwise.  On this amount, we will credit interest daily based on the current rate in effect, which will not be less than the guaranteed interest crediting rate shown on the Policy Data Page.  We may credit interest in excess of the minimum guaranteed interest crediting rate.

Repayment

You may repay all or part of a policy loan at any time while your policy is In Force during the Insured’s lifetime.  The minimum repayment is $50.  Interest on the loan amount will be due and payable at the end of each year from the Policy Date.  If left unpaid, we will add it to the loan amount by transferring a corresponding amount of Cash Value from each Sub-Account to the loan account in the same proportion as your Sub-Account allocations.  While your policy loan is outstanding, we will continue to treat any payments that you make as a Premium payment, unless you instruct otherwise.  Similarly, we will apply a loan repayment in the same proportion as your current Sub-Account allocations, unless you instruct otherwise.

Net Effect Of Policy Loans

We will charge interest on the loan amount at the same time as the collateral amount will be credited interest.  In effect, we will net the loan amount interest rate against the interest crediting rate, so that your actual cost of a policy loan will be less than the loan amount interest rate.  For more information, see "In Summary: Fee Tables," in particular, the footnotes, beginning on page 9.  Nevertheless, keep in mind that the Cash Value transferred to our loan account will neither be affected by the investment performance of the Sub-Account portfolios, nor credited with the interest rates accruing on the fixed account.  Whether repaid, a policy loan will affect the policy, the net Cash Surrender Value and the Death Benefit.  If your total Indebtedness ever exceeds the policy's Cash Value, your policy may Lapse.  Repaying a policy loan will cause the Death Benefit and net Cash Surrender Value to increase accordingly.

Lapse

The policy is at risk of Lapsing when the cash surrender value is insufficient to cover the monthly deduction of the periodic charges.  However, it will not Lapse under the Guaranteed policy continuation provision so long as you have at least paid the Policy Continuation Premium Amount, irrespective of poor investment results from your Net Premium allocation choices, or that the Cash Surrender Value is less than the amount of the policy’s periodic charges deduction (or both).  In any event, there is a Grace Period before your policy will Lapse.  Also, you may always reinstate a policy that has Lapsed, subject to conditions.

Guaranteed Policy Continuation Provision

The policy will not Lapse if you have at least paid the Policy Continuation Premium Amount during the guaranteed policy continuation period, both as stated on the Policy Data Page.  The policy has two levels of policy continuation guarantees, an initial and limited guarantee, so there are two minimum monthly Premium amounts stated on the Policy Data Page.  The initial policy continuation guarantee lasts five years from the Policy Date, if you at least pay the initial Policy Continuation Premium Amount.  The limited policy continuation guarantee lasts until the Insured reaches Attained Age 75, if you at least pay the limited Policy Continuation Premium Amount.  We will determine these amounts based upon the age, sex, risk classification including any substandard ratings, the Specified Amount, and any Riders you elected.  The Policy Continuation Premium Amounts will not account, however, for any subsequent increases in the Specified Amount, policy loans or partial surrenders.  For no charge, you may request that we determine whether your Premium payments are sufficient to keep the guaranteed policy continuation provision in effect at any time, and you should do so especially after you have: requested an increase in the Specified Amount; taken a policy loan; or requested a partial surrender.

If you do not pay the necessary premium, the limited policy continuation guarantee will terminate, and there is no opportunity to reinstate it.  Also, the limited policy continuation guarantee is unavailable if the Insured is older than Attained Age 70 when full insurance coverage begins. When the guaranteed policy continuation period ends, if the Cash Surrender Value remains insufficient to cover the monthly deductions of periodic charges, the policy is at risk of Lapsing, and a Grace Period will begin.  The guaranteed policy continuation provision is subject to state insurance restrictions and may be different in your state and for your policy.  There is no charge for the guaranteed policy continuation provision.

Grace Period

We will send you a notice when the Grace Period begins.  The notice will state an amount of Premium required to avoid Lapse that is equal to four times the current monthly deductions or, if it is less, the Premium that will bring the guaranteed policy continuation provision back into effect.  If you do not pay this Premium within 61 days, the policy and all Riders will Lapse.  The Grace Period will not alter the operation of the policy or the payment of Proceeds.

Reinstatement

You may reinstate a Lapsed policy by:

•	submitting a written request at any time within three years after the end of the Grace Period and prior to the Maturity Date;

•	providing further evidence of insurability that we may require;

•	paying sufficient Premium to cover all policy charges that were due and unpaid during the Grace Period;

•	paying sufficient Premium to keep the policy In Force for three months from the date of reinstatement; and

•	paying or reinstating any Indebtedness against the policy which existed at the end of the Grace Period.

At the same time, you may also reinstate any Riders, but subject to evidence of insurability satisfactory to us.

The effective date of a reinstated policy will be the monthly anniversary date on or next following the date we approve the application for reinstatement.  If the policy is reinstated, the Cash Value on the date of reinstatement will be set equal to the lesser of:

•	the Cash Value at the end of the Grace Period; or

•	the surrender charge for the policy year in which the policy was reinstated.

We will then add any Premiums or loan repayments that you made to reinstate the policy.

The allocations to Sub-Account portfolios in effect at the start of the Grace Period will be reinstated, unless you instruct otherwise.

Taxes

The tax treatment of life insurance policies under the Code is complex and the tax treatment of your policy will depend on your particular circumstances.   Seek competent tax advice regarding the tax treatment of the policy given your situation.  The following discussion provides an overview of the Code’s provisions relating to certain common life insurance policy transactions.  It is not and cannot be comprehensive, and it cannot replace personalized advice provided by a competent tax professional.

Types of Taxes

Federal Income Tax.  Generally, the United States assesses a tax on income, which is broadly defined to include all items of income from whatever source, unless specifically excluded.  Certain expenditures can reduce income for tax purposes and correspondingly the amount of tax payable.  These expenditures are called deductions.  While there are many more income tax concepts under the Code, the concepts of "income" and "deduction" are the most fundamental to the federal income tax treatment that pertains to this policy.

Federal Transfer Tax.  In addition to the income tax, the United States also assesses a tax on some or all of the value of certain transfers of wealth made by gift while a person is living (the federal gift tax), and by bequest or otherwise at the time of a person’s death (the federal estate tax).

The federal gift tax is imposed on the value of the property (including cash) transferred by gift.  Each donor is allowed to exclude an amount (in 2007, up to $12,000 per recipient) from the value of present interest gifts.  In addition, each donor is allowed a credit against the tax on the first million dollars in lifetime gifts (calculated after taking into account the $12,000 exclusion amount).  An unlimited marital deduction may be available for certain lifetime gifts made by the donor to the donor's spouse.  Unlike the estate tax, the gift tax is not scheduled to be repealed.

In general, in 2007, an estate of less than $2,000,000 (inclusive of certain pre-death gifts) will not incur a federal estate tax liability.  The $2 million amount increases to $3.5 million in 2009.  The federal estate tax (but not the federal gift tax) is scheduled to be repealed effective after 2009; however, unless Congress acts to make that repeal permanent, the estate tax is scheduled to be reinstated with respect to decedents who die after December 31, 2010.  If the estate tax is reinstated and Congress has not acted further, the size of estates that will not incur an estate tax will revert to $1 million.

An unlimited marital deduction may be available for federal estate tax purposes for certain amounts that pass to the surviving spouse.

If the transfer is made to someone two or more generations younger than the transferor, the transfer may be subject to the federal generation-skipping transfer tax ("GSTT").  The GSTT provisions generally apply to the same transfers that are subject to estate or gift taxes.  The tax is imposed at a flat rate equal to the maximum estate tax rate (for 2007, 45%), and there is a provision for an aggregate $1 million exemption.  The GSTT tax is scheduled to be repealed effective after 2009; however, unless Congress acts to make that repeal permanent, the GSTT tax is scheduled to be reinstated on January 1, 2011 at a rate of 55%.

State and Local Taxes.  State and local estate, inheritance, income and other tax consequences of ownership or receipt of Policy Proceeds depend on the circumstances of each policy owner or beneficiary.  While these taxes may or may not be substantial in your case, state by state differences of these taxes preclude a useful description of them in this prospectus.

Buying the Policy

Federal Income Tax.  Generally, the Code treats life insurance Premiums as a personal expense.  This means that under the general rule you cannot deduct from your taxable income the Premiums paid to purchase the policy.

Federal Transfer Tax.  Generally, the Code treats the payment of Premiums on a life insurance policy as a gift when the Premium payment benefits someone else (such as when premium payments are paid by someone other than the policy owner).  Gifts are not generally included in the recipient’s taxable income.  If you (whether or not you are the Insured) transfer ownership of the policy to another person, the transfer may be subject to a federal gift tax.

Investment Gain in the Policy

The income tax treatment of changes in the policy’s Cash Value depends on whether the policy is "life insurance" under the Code.  If the policy meets the definition of life insurance, then the increase in the policy’s Cash Value is not included in your taxable income for federal income tax purposes unless it is distributed to you before the death of the Insured.

To qualify as life insurance, the policy must meet certain tests set out in Section 7702 of the Code.  We will monitor the Policy’s compliance with Code Section 7702, and take whatever steps are necessary to stay in compliance.

Diversification.  In addition to meeting the tests required under Section 7702, Section 817(h) of the Code requires that the investments of the separate account be adequately diversified.  Regulations under Code Section 817(h) provide that a variable life policy that fails to satisfy the diversification standards will not be treated as life insurance unless such failure was inadvertent, is corrected, and the policy owner or the issuer pays an amount to the IRS.  If the failure to diversify is not corrected, the income and gain in the contract would be treated as taxable ordinary income for federal income tax purposes.

We will also monitor compliance with Code Section 817(h) and the regulations applicable to Section 817(h) and, to the extent necessary, will change the objectives or assets of the Sub-Account investments to remain in compliance.  Thus, the policy should receive federal income tax treatment as life insurance.

Representatives of the IRS have informally suggested, from time to time, that the number of underlying mutual funds available or the number of transfer opportunities available under a variable product may be relevant in determining whether the product qualifies for the desired tax treatment.  In 2003, the IRS issued formal guidance, in Revenue Ruling 2003-91, that indicates that if the number of underlying mutual funds available in a variable insurance product does not exceed 20, the number of funds alone would not cause the policy to not qualify for the desired tax treatment.  The IRS has also indicated that exceeding 20 investment options may be considered a factor, along with other factors including the number of transfer opportunities available under the policy, when determining whether the policy qualifies for the desired tax treatment.  The revenue ruling did not indicate the number of fund options, if any, that would cause the policy to not provide the desired tax treatment.

Should the U.S. Secretary of the Treasury issue additional rules or regulations limiting: the number of underlying mutual funds, transfers between underlying mutual funds, exchanges of underlying mutual funds or changes in the investment objectives of underlying mutual funds such that the policy would no longer qualify as life insurance under Section 7702 of the Code, we will take whatever steps are available to remain in compliance.

Periodic Withdrawals, Non-Periodic Withdrawals and Loans

The tax treatment described in this section applies to withdrawals and loans you choose to take from the policy.  It also applies to Premiums we accept but then return to meet the Code's definition of life insurance.

The income tax treatment of distributions of cash from the policy depends on whether the policy is also a "modified endowment contract" under the Code. Generally, the income tax consequences of owning a life insurance contract that is not a modified endowment contract are more advantageous than the tax consequences of owning a life insurance contract that is a modified endowment contract.

The policies offered by this prospectus may or may not be issued as modified endowment contracts.  If a contract is issued as a modified endowment contract, it will always be a modified endowment contract; a contract that is not issued as a modified endowment contract can become a modified endowment contract due to subsequent transactions with respect to the contract, such as payment of additional Premiums.  If the contract is not issued as a modified endowment contract, we will monitor it and advise you if  the payment of a Premium, or other transaction, may cause the contract to become a modified endowment contract.

When the Policy is Life Insurance that is a Modified Endowment Contract.  Section 7702A of the Code defines modified endowment contracts as those life insurance policies issued or materially changed on or after June 21, 1988 on which the total Premiums paid during the first seven years exceed the amount that would have been paid if the policy provided for paid up benefits after seven level annual Premiums.  Under certain conditions, a policy may become a modified endowment contract, or may become subject to a new 7 year testing period as a result of a "material change" or a "reduction in benefits" as defined by Section 7702A(c) of the Code.

All modified endowment contracts issued to the same owner by the same company during a single calendar year are required to be aggregated and treated as a single contract for purposes of determining the amount that is includible in income when a distribution occurs.

The Code provides special rules for the taxation of surrenders, partial surrenders, loans, collateral assignments and other pre-death distributions from modified endowment contracts.  Under these special rules, such transactions are taxable to the extent that at the time of the transaction the Cash Value of the policy exceeds the investment in the contract (generally, the Premiums paid for the policy).  In addition, a 10% tax penalty generally applies to the taxable portion of such distributions unless the policy owner is over age 59½ or disabled, or the distribution is part of a series of substantially equal periodic payments as defined in the Code.

When the Policy is Life Insurance that is NOT a Modified Endowment Contract.  If the policy is not issued as a modified endowment contract, we will monitor Premiums paid and will notify the policy owner when the policy is in jeopardy of becoming a modified endowment contract.  If a policy is not a modified endowment contract, a cash distribution during the first 15 years after a policy is issued which causes a reduction in Death Benefits may still become fully or partially taxable to the policy owner pursuant to Section 7702(f)(7) of the Code.  You should carefully consider this potential tax ramification and seek further information before requesting any changes in the terms of the policy.

Distributions from life insurance contracts that are not modified endowment contracts generally are treated as being from the investment in the contract (generally, the Premiums paid for the contract), and then from the income in the contract.  Because Premium payments are generally nondeductible, distributions not in excess of investment in the contract are generally not includible in income; instead, they reduce the owner’s investment in the contract.

However, if a policy is not a modified endowment contract, a cash distribution during the first 15 years after a policy is issued that causes a reduction in Death Benefits may still become fully or partially taxable to the policy owner pursuant to Section 7702(f)(7) of the Code.  You should carefully consider this potential tax ramification and seek further information before requesting any changes in the terms of the policy.

In addition, a loan from a life insurance contract that is not a modified endowment contract is not taxable when made, although it can be treated as a distribution if it is forgiven during the owner’s lifetime.  Distributions from contracts that are not modified endowment contracts are not subject to the 10% early distribution penalty tax.

Surrendering the Policy

A full surrender, cancellation of the policy by Lapse, or the maturity of the policy on its Maturity Date may have adverse tax consequences.  If the amount you receive plus total policy Indebtedness exceeds the investment in the contract (generally, the Premiums paid into the policy), then the excess generally will be treated as taxable ordinary income, regardless of whether or not the policy is a modified endowment contract.  In certain circumstances, for example when the policy Indebtedness is very large, the amount of tax could exceed the amount distributed to you at surrender.

Withholding

Distributions of income from a life insurance policy, including a life insurance policy that is a modified endowment contract, are subject to federal income tax withholding.  Generally, the recipient may elect not to have the withholding taken from the distribution.  We will withhold income tax unless you advise us, in writing, of your request not to withhold.  If you request that taxes not be withheld, or if the taxes withheld are insufficient, you may be liable for payment of an estimated tax.

A distribution of income from a life insurance policy may be subject to mandatory back-up withholding.  Mandatory backup withholding means that we are required to withhold taxes on a distribution, at the rate established by Section 3406 of the Code, and the recipient cannot elect to receive the entire distribution at once.  Mandatory backup withholding may arise if we have not been provided a taxpayer identification number, or if the IRS notifies us that back-up withholding is required.

In certain employer-sponsored life insurance arrangements, participants may be required to report for income tax purposes, one or more of the following:

•	the value each year of the life insurance protection provided;
•	an amount equal to any employer-paid Premiums; or
•	some or all of the amount by which the current value exceeds the employer’s interest in the policy; or
•	interest that is deemed to have been forgiven on a loan that we deemed to have been made by the employer.

Participants in an employer-sponsored plan relating to this policy should consult with the sponsor or the administrator of the plan, and/or with their personal tax or legal adviser, to determine the tax consequences, if any, of their employer-sponsored life insurance arrangements.

Exchanging the Policy for Another Life Insurance Policy

Generally, you will pay taxes on amounts that you receive in excess of your Premium payments when you completely surrender the policy.  If, however, you exchange the policy for another life insurance policy, modified endowment contract, or annuity contract, you will not be taxed on the excess amount if the exchange meets the requirements of Code Section 1035.  To meet Section 1035 requirements, the Insured named in the policy must be the Insured for the new policy or contract and the new policy or contract cannot extend the Maturity Date or otherwise delay a distribution that would extend the time that tax would be payable.  Generally, the new policy or contract will be treated as having the same issue date and tax basis as the old policy or contract.

If the policy or contract is subject to a policy Indebtedness that is discharged as part of the exchange transaction, the discharge of the Indebtedness may be taxable.  Owners should consult with their personal tax or legal advisors in structuring any policy exchange transaction.

Taxation of Death Benefits

Federal Income Tax.  The Death Benefit is generally excludable from the beneficiary's gross income under Section 101 of the Code.  However, if the policy is transferred to a new policy owner for valuable consideration, a portion of the Death Benefit may be includible in the beneficiary’s gross income when it is paid.

The payout option selected by your beneficiary may affect how the payments received by the beneficiary are taxed.  Under the various payout options, the amount payable to the beneficiary may include earnings on the Death Benefit, which will be taxable as ordinary income.  For example, if the beneficiary elects to receive interest only, then the entire amount of the interest payment will be taxable to the beneficiary; if a periodic payment (whether for a fixed period or for life) is selected, then a portion of each payment will be taxable interest income, and a portion will be treated as the nontaxable payment of the Death Benefit.  Your beneficiaries should consult with their tax advisors to determine the tax consequences of electing a payout option, based on their individual circumstances.

Special federal income tax considerations for life insurance policies owned by employers.   In 2006, President Bush signed the Pension Protection Act of 2006, which contains new Code Sections 101(j) and 6039I, which affect the tax treatment of life insurance contracts owned by the employer of the Insured.  These provisions are generally effective for life insurance contracts issued after August 17, 2006,  If a life insurance policy was issued on or before August 17, 2006, but materially modified after that date, it will be treated as having been issued after  that date for purposes of section 101(j).  Contracts issued after August 17, 2006 pursuant to a Section 1035 exchange generally are excluded from the operation of these new provisions, provided that the contract received in the exchange does not have a material increase in death benefit or other material change with respect to the old contract.

New Section 101(j) provides the general rule that, with respect to an employer-owned life insurance contract, the amount of death benefit payable directly or indirectly to the employer that may be excluded from income cannot exceed the sum of Premiums and other payments paid by the policyholder for the contract.  Consequently, under this general rule, the entire death benefit, less the cost to the policyholder, will be taxable.  Although Section 101(j) is not clear, if lifetime distributions from the contract are made as a nontaxable return of premium, it appears that the reduction would apply for Section 101(j) purposes and reduce the amount of Premiums for this purpose.

There are 2 exceptions to this general rule of taxability, provided that statutory notice, consent, and information requirements are satisfied.  These requirements are as follows:  Prior to the issuance of the company, (a) the employee is notified in writing that the employer intends to insure the employee's life, and the maximum face amount for which the employee could be Insured at the time that the contract is issued; (b) the employee provides written consent to being insured under the contract and that such coverage may continue after the Insured terminates employment; and (c) the employee is informed in writing that the employer will be a beneficiary of any proceeds payable upon the death of the employee.  If the employer fails to meet all of those requirements, then neither exception can apply.

The 2 exceptions are as follows.  First, if proper notice and consent are given and received, and if the Insured was an employee at any time during the 12-month period before the Insured’s death, then new Section 101(j) would not apply.

Second, if proper notice and consent are given and received and, at the time that the contract is issued, and the Insured is either a director, a “highly compensated employee” (within the meaning of Section 414(q) of the Code without regard to paragraph (a)(B)(ii) thereof), or a “highly compensated individual” (within the meaning of Section 105(h)(5), except “35%” is substituted for “25%” in paragraph (C) thereof), then the new Section 101(j) would not apply.

Code Section 6039I requires any policyholder of an employer-owned contract to file an annual return showing (a) the number of employees of the policyholder, (b) the number of such employees insured under employee-owned contracts at the end of the year, (c) the total amount of insurance in force with respect to those contracts at the end of the year, (d) the name, address, taxpayer identification number and type of business of the policyholder, and (e) that the policyholder has a valid consent for each Insured (or, if all consents are not obtained, the number of insured employees for whom such consent was not obtained).  Proper recordkeeping is also required by this section.

It is your responsibility to (a) provide the proper notice to each Insured, (b) obtain the proper consent from each Insured, (c) inform each Insured in writing that you will be the beneficiary of any proceeds payable upon the death of the Insured, and (d) file the annual return required by Section 6039I.  If you fail to provide the necessary notice and information, or fail to obtain the necessary consent, the death benefit will be taxable to you when received.  If you fail to file a properly completed return under Section 6039I, you could be required to pay a penalty.

Federal Transfer Taxes.  When the Insured dies, the Death Benefit will generally be included in the Insured's federal gross estate if: (1) the Proceeds were payable to or for the benefit of the Insured's estate; or (2) the Insured held any "incident of ownership" in the policy at death or at any time within 3 years of death.  An incident of ownership, in general, is any right that may be exercised by the policy owner, such as the right to borrow on the policy or the right to name a new beneficiary.

If the beneficiary is two or more generations younger than the Insured, the Death Benefit may be subject to the GSTT.  Pursuant to regulations issued by the U.S. Secretary of the Treasury, we may be required to withhold a portion of the Proceeds and pay them directly to the IRS as the GSTT tax payment.

If the policy owner is not the Insured or a beneficiary, payment of the Death Benefit to the beneficiary will be treated as a gift to the beneficiary from the policy owner.

Terminal Illness

Certain distributions made under a policy on the life of a “terminally ill individual” or a “chronically ill individual,” as those terms are defined in the Code, are treated as death proceeds.  See, “Taxation of Death Benefits,” above.

Special Considerations for Corporations

Section 264 of the Code imposes a number of limitations on the interest and other business deductions that may otherwise be available to businesses that own life insurance policies.  In addition, the Premium paid by a business for a life insurance policy is not deductible as a business expense or otherwise if the business is directly or indirectly a beneficiary of the policy.

For purposes of the alternative minimum tax ("AMT") that may be imposed on corporations, the death benefit from a life insurance policy, even though excluded from gross income for normal tax purposes, is included in "adjusted current earnings" for AMT purposes.  In addition, although increases to the Cash Surrender Value of a life insurance policy are generally excluded from gross income for normal income tax purposes, such increases are included in adjusted current earnings for income tax purposes.

Due to the complexity of these rules, and because they are affected by your facts and circumstances, you should consult with legal and tax counsel and other competent advisers regarding these matters.

Federal appellate and trial courts have examined the economic substance of transactions involving life insurance policies owned by corporations.  These cases involved relatively large loans against the policy’s Cash Value as well as tax deductions for the interest paid on the policy loans by the corporate policy owner to the insurance company.  Under the particular factual circumstances in these cases, the courts determined that the corporate policy owners should not have taken tax deductions for the interest paid.  Accordingly, the court determined that the corporations should have paid taxes on the amounts deducted.  Corporations should consider, in consultation with tax professionals familiar with these matters, the impact of these decisions on the corporation’s intended use of the policy.

See, also, Business Uses of the Policy, below.

Taxes and the Value of Your Policy

For federal income tax purposes, a separate account is not a separate entity from the company.  Thus, the tax status of the separate account is not distinct from our status as a life insurance company.  Investment income and realized capital gains on the assets of the separate account are reinvested and taken into account in determining the value of Accumulation Units.  As a result, such investment income and realized capital gains are automatically applied to increase reserves under the policies.

At present, we do not expect to incur any federal income tax liability that would be chargeable to the Accumulation Units.  Based upon these expectations, no charge is being made against your Accumulation Units for federal income taxes.  If, however, we determine that taxes may be incurred, we reserve the right to assess a charge for these taxes.

We may also incur state and local taxes (in addition to those described in the discussion of the Premium Taxes) in several states.  At present, these taxes are not significant.  If they increase, however, charges for such taxes may be made that would decrease the value of your Accumulation Units.

Business Uses of the Policy.

The life insurance policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans, and others.  The tax consequences of these plans may vary depending on the particular facts and circumstances of each individual arrangement.  The IRS has also recently issued new guidance on split dollar insurance plans.  In addition, Internal Revenue Code Section 409A, which sets forth new rules for taxation of nonqualified deferred compensation, was added to the Code for deferrals after December 31, 2004.  Therefore, if you are contemplating using the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax adviser as to tax attributes of the arrangement.

Non-Resident Aliens and Other Persons Who are not Citizens of the United States

Special income tax laws and rules apply to non-resident aliens of the United States including certain withholding requirements with respect to pre-death distributions from the policy.  In addition, foreign law may impose additional taxes on the policy, the Death Benefit, or other distributions and/or ownership of the policy.

In addition, special gift, estate and GSTT laws and rules may apply to non-resident aliens, and to transfers to persons who are not citizens of the United States, including limitations on the marital deduction if the surviving or donee spouse is not a citizen of the United States.

If you are a non-resident alien, or a resident alien, or if any of your beneficiaries (including your spouse) are not citizens of the United States, you should confer with a competent tax professional with respect to the tax treatment of this policy.

If you, the Insured, the beneficiary, or other person receiving any benefit or interest in or from the policy, are not both a resident and citizen of the United States, there may be a tax imposed by a foreign country that is in addition to any tax imposed by the United States.  The foreign law (including regulations, rulings, treatiers with the United States, and case law) may change and impose additional or increased taxes on the policy, payment of the Death Benefit, or other distributions and/or ownership of the policy.

Tax Changes

The foregoing discussion, which is based on our understanding of federal tax laws as currently interpreted by the IRS, is general and is not intended as tax advice.

The Code has been subjected to numerous amendments and changes, and it is reasonable to believe that it will continue to be revised.  The United States Congress has, in the past, considered numerous legislative proposals that, if enacted, could change the tax treatment of life insurance policies.  It is reasonable to believe that such proposals, and future proposals, may be enacted into law.  The U.S. Treasury Department may amend existing regulations, issue new regulations, or adopt new interpretations of existing law that may differ from its current positions on these matters.  In addition, current state law (which is not discussed herein) and future amendments to state law may affect the tax consequences of the policy.

In 2001, the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA) was enacted into law.  EGTRRA contained numerous changes to the federal income, gift, estate and generation skipping transfer taxes, many of which are not scheduled to become effective until a future date.  Among other matters, EGTRRA provides for the repeal of the federal estate and generation-skipping transfer taxes after 2009; however, unless Congress and the President enact additional legislation, EGTRRA also provides that all of those changes will "sunset" after 2010, and the estate and generation skipping transfer taxes will be reinstated as if EGTRRA had never been enacted.

The foregoing is a general explanation as to certain tax matters pertaining to insurance policies.  It is not intended to be legal or tax advice.  You should consult your independent legal, tax and/or financial adviser.

Any or all of the foregoing may change from time to time without any notice, and the tax consequences arising out of a policy may be changed retroactively.  There is no way of predicting if, when, or to what extent any such change may take place.  We make no representation as to the likelihood of the continuation of these current laws, interpretations, and policies.

Nationwide Life Insurance Company

We are a stock life insurance company organized under Ohio law.  We were founded in March, 1929 and our Home Office is One Nationwide Plaza, Columbus, Ohio 43215.  We provide long-term savings products by issuing life insurance, annuities and other retirement products.

Nationwide VLI Separate Account–4

Organization, Registration And Operation

Nationwide VLI Separate Account-4 is a separate account established under Ohio law.  We own the assets in this account, and we are obligated to pay all benefits under the policies.  We may use the account to support other variable life insurance policies we issue.  It is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 ("1940 Act") and qualifies as a "separate account" within the meaning of the federal securities laws.  This registration, however, does not involve the SEC’s supervision of this account’s management or investment practice or policies.

It is divided into Sub-Accounts that may invest in shares of the available Sub-Account portfolios.  We buy and sell the Sub-Account portfolio shares at NAV.  Any dividends and distributions from a Sub-Account portfolio are reinvested at NAV in shares of that Sub-Account portfolio.

Income, gains, and losses, whether or not realized, from the assets in the account will be credited to, or charged against, the account without regard to our other income, gains, or losses.  Income, gains, and losses credited to, or charged against, a Sub-Account reflect the Sub-Account’s own Investment Experience and not the Investment Experience of our other assets.  Its assets are held separately from our other assets and are not part of our general account.  We may not use the separate account’s assets to pay any of our liabilities other than those arising from the policies.  If the separate account’s assets exceed the required reserves and its other liabilities, we may transfer the excess to our general account.  The separate account may include other Sub-Accounts that are not available under the policies, and are not discussed in this prospectus.

If investment in the mutual funds or a particular portfolio is no longer possible, in our judgment becomes inappropriate for the purposes of the policy, or for any other reason in our sole discretion, we may substitute another mutual fund or portfolio without your consent.  The substituted mutual fund or portfolio may have different fees and expenses.  Substitution may be made with respect to existing investments or the investments of future Premium, or both.  We will comply with federal securities laws to effect a substitution.  Furthermore, we may close Sub-Accounts to allocations of Premiums or policy value, or both, at any time in our sole discretion.  The mutual funds, which sell their shares to the Sub-Accounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Sub-Accounts.

In addition, we reserve the right to make other structural and operational changes affecting this separate account.

We do not guarantee any money you place in this separate account.  The value of each Sub-Account will increase or decrease, depending on the investment performance of the corresponding portfolio.  You could lose some or all of your money.

Addition, Deletion, Or Substitution Of Mutual Funds

Where permitted by applicable law, we reserve the right to:

•	remove, combine, or add Sub-Accounts and make new Sub-Accounts available to you;

•	substitute shares of another mutual fund, which may have different fees and expenses, for shares of an existing mutual fund;

•	substitute or close Sub-Accounts to allocations;

•	transfer assets supporting the policies from one Sub-Account to another or from one separate account to another;

•	combine the separate account with other separate accounts, and/or create new separate accounts;

•	deregister the separate account under the 1940 Act, or operate the separate account as a management investment company under the 1940 Act, or as any other form permitted by the law; and

•	modify the policy provisions to reflect changes in the Sub-Accounts and the separate account to comply with applicable law.

Voting Rights

Unless there is a change in existing law, we will vote our Sub-Account portfolio shares allocated to your policy only as you instruct on all matters submitted to shareholders of the portfolios.

Before a vote of a portfolio’s shareholders occurs, you will have the right to instruct us based on the number of portfolio shares that corresponds to the amount of policy account value you have in the portfolio (as of a date set by the portfolio).  We will vote shares for which no instructions are received in the same proportion as those that are received.  What this means to you is that when only a small number of policy owners vote, each vote has a greater impact on, and may control the outcome of the vote.

The number of shares which a policy owner may vote is determined by dividing the Cash Value of the amount they have allocated to an underlying mutual fund by the NAV of that underlying mutual fund. We will designate a date for this determination not more than 90 days before the shareholder meeting.

Legal Proceedings

Nationwide Life Insurance Company

Nationwide is a party to litigation and arbitration proceedings in the ordinary course of its business. It is often not possible to determine the ultimate outcome of the pending investigations and legal proceedings or to provide reasonable ranges of potential losses with any degree of certainty. Some matters, including certain of those referred to below, are in very preliminary stages, and Nationwide does not have sufficient information to make an assessment of the plaintiffs’ claims for liability or damages. In some of the cases seeking to be certified as class actions, the court has not yet decided whether a class will be certified or (in the event of certification) the size of the class and class period. In many of the cases, the plaintiffs are seeking undefined amounts of damages or other relief, including punitive damages and equitable remedies, which are difficult to quantify and cannot be defined based on the information currently available. Nationwide does not believe, based on information currently known by management, that the outcomes of such pending investigations and legal proceedings are likely to have a material adverse effect on Nationwide’s consolidated financial position. However, given the large and/or indeterminate amounts sought in certain of these matters and inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could have a material adverse effect on Nationwide’s consolidated financial results in a particular quarterly or annual period.

In recent years, life insurance companies have been named as defendants in lawsuits, including class action lawsuits relating to life insurance and annuity pricing and sales practices. A number of these lawsuits have resulted in substantial jury awards or settlements against life insurers other than Nationwide.

The financial services industry, including mutual fund, variable annuity, life insurance and distribution companies, has also been the subject of increasing scrutiny by regulators, legislators and the media over the past few years. Numerous regulatory agencies, including the SEC, the National Association of Securities Dealers and the New York State Attorney General, have commenced industry-wide investigations regarding late trading and market timing in connection with mutual funds and variable insurance contracts, and have commenced enforcement actions against some mutual fund and life insurance companies on those issues. Nationwide has been contacted by or received subpoenas from the SEC and the New York State Attorney General, who are investigating market timing in certain mutual funds offered in insurance products sponsored by Nationwide. Nationwide has cooperated with these investigations. Information requests from the New York State Attorney General and the SEC with respect to investigations into late trading and market timing were last responded to by Nationwide and its affiliates in December 2003 and June 2005, respectively, and no further information requests have been received with respect to these matters.

In addition, state and federal regulators have commenced investigations or other proceedings relating to compensation and bidding arrangements and possible anti-competitive activities between insurance producers and brokers and issuers of insurance products, and unsuitable sales and replacements by producers on behalf of the issuer. Also under investigation are compensation and revenue sharing arrangements between the issuers of variable insurance contracts and mutual funds or their affiliates, the use of side agreements and finite reinsurance agreements, funding agreements issued to back MTN programs, recordkeeping and retention compliance by broker/dealers, and supervision of former registered representatives. Related investigations and proceedings may be commenced in the future. Nationwide and/or its affiliates have been contacted by or received subpoenas from state and federal regulatory agencies, state securities law regulators and state attorneys general for information relating to certain of these investigations, including those relating to compensation, revenue sharing and bidding arrangements, anti-competitive activities, unsuitable sales or replacement practices, the use of side agreements and finite reinsurance agreements, and funding agreements backing the Nationwide’s MTN program. Nationwide is cooperating with regulators in connection with these inquiries and will cooperate with Nationwide Mutual Insurance Company (NMIC) in responding to these inquiries to the extent that any inquiries encompass NMIC’s operations.

These proceedings are expected to continue in the future and could result in legal precedents and new industry-wide legislation, rules and regulations that could significantly affect the financial services industry, including life insurance and annuity companies. These proceedings also could affect the outcome of one or more of Nationwide’s litigation matters. There can be no assurance that any such litigation or regulatory actions will not have a material adverse effect on Nationwide in the future.

On November 15, 2006, Nationwide was named in a lawsuit filed in the United States District Court for the Southern District of Ohio entitled Kevin Beary, Sheriff of Orange County, Florida, In His Official Capacity, Individually and On Behalf of All Others Similarly Situated v. Nationwide Life Insurance Co., Nationwide Retirement Solutions, Inc. and Nationwide Financial Services, Inc. The plaintiff seeks to represent a class of all sponsors of 457(b) deferred compensation plans in the United States that had variable annuity contracts with the defendants at any time during the class period, or in the alternative, all sponsors of 457(b) deferred compensation plans in Florida that had variable annuity contracts with the defendants during the class period. The Class Period is from January 1, 1996 until the Class Notice is provided. The plaintiff alleges that the defendants breached their fiduciary duties by arranging for and retaining service payments from certain mutual funds. The complaint seeks an accounting, a declaratory judgment, a permanent injunction and disgorgement or restitution of the service fee payments allegedly received by the defendants, including interest. On January 25, 2007, Nationwide filed a motion to dismiss.  Nationwide intends to defend this lawsuit vigorously.

On February 11, 2005, Nationwide was named in a class action lawsuit filed in Common Pleas Court, Franklin County, Ohio entitled Michael Carr v. Nationwide Life Insurance Company. The complaint seeks recovery for breach of contract, fraud by omission, violation of the Ohio Deceptive Trade Practices Act and unjust enrichment. The complaint also seeks unspecified compensatory damages, disgorgement of all amounts in excess of the guaranteed maximum premium and attorneys’ fees. On February 2, 2006, the Court granted the plaintiff’s motion for class certification on the breach of contract and unjust enrichment claims. The Court certified a class consisting of all residents of the United States and the Virgin Islands who, during the Class Period, paid premiums on a modal basis to Nationwide for term life insurance policies issued by Nationwide during the Class Period that provide for guaranteed maximum premiums, excluding certain specified products. Excluded from the class are Nationwide; any parent, subsidiary or affiliate of Nationwide; all employees, officers and directors of Nationwide; and any justice, judge or magistrate judge of the State of Ohio who may hear the case. The Class Period is from February 10, 1990 through February 2, 2006, the date the class was certified. On January 26, 2007, the plaintiff filed a motion for summary judgment. Nationwide continues to defend this lawsuit vigorously.

On April 13, 2004, Nationwide was named in a class action lawsuit filed in Circuit Court, Third Judicial Circuit, Madison County, Illinois, entitled Woodbury v. Nationwide Life Insurance Company. Nationwide removed this case to the United States District Court for the Southern District of Illinois on June 1, 2004. On December 27, 2004, the case was transferred to the United States District Court for the District of Maryland and included in the multi-district proceeding entitled In Re Mutual Funds Investment Litigation. In response, on May 13, 2005, the plaintiff filed a First Amended Complaint purporting to represent, with certain exceptions, a class of all persons who held (through their ownership of a Nationwide annuity or insurance product) units of any Nationwide sub-account invested in mutual funds that included foreign securities in their portfolios and that experienced market timing or stale price trading activity. The First Amended Complaint purports to disclaim, with respect to market timing or stale price trading in Nationwide’s annuities sub-accounts, any allegation based on Nationwide’s untrue statement, failure to disclose any material fact, or usage of any manipulative or deceptive device or contrivance in connection with any class member’s purchases or sales of Nationwide annuities or units in annuities sub-accounts. The plaintiff claims, in the alternative, that if Nationwide is found with respect to market timing or stale price trading in its annuities sub-accounts, to have made any untrue statement, to have failed to disclose any material fact or to have used or employed any manipulative or deceptive device or contrivance, then the plaintiff purports to represent a class, with certain exceptions, of all persons who, prior to Nationwide’s untrue statement, omission of material fact, use or employment of any manipulative or deceptive device or contrivance, held (through their ownership of an Nationwide annuity or insurance product) units of any Nationwide sub-account invested in mutual funds that included foreign securities in their portfolios and that experienced market timing activity. The First Amended Complaint alleges common law negligence and seeks to recover damages not to exceed $75,000 per plaintiff or class member, including all compensatory damages and costs. On June 1, 2006, the District Court granted Nationwide’s motion to dismiss the plaintiff’s complaint. On November 29, 2006, the plaintiff filed its appellate brief with the Fourth Circuit Court of Appeals contesting the District Court’s dismissal. Nationwide continues to defend this lawsuit vigorously.

On January 21, 2004, Nationwide was named in a lawsuit filed in the United States District Court for the Northern District of Mississippi entitled United Investors Life Insurance Company v. Nationwide Life Insurance Company and/or Nationwide Life Insurance Company of America and/or Nationwide Life and Annuity Insurance Company and/or Nationwide Life and Annuity Company of America and/or Nationwide Financial Services, Inc. and/or Nationwide Financial Corporation, and John Does A-Z. In its complaint, the plaintiff alleges that Nationwide and/or its affiliated life insurance companies caused the replacement of variable insurance policies and other financial products issued by United Investors with policies issued by the Companies. The plaintiff raises claims for (1) violations of the Federal Lanham Act, and common law unfair competition and defamation; (2) tortious interference with the plaintiff’s contractual relationship with Waddell & Reed, Inc. and/or its affiliates, Waddell & Reed Financial, Inc., Waddell & Reed Financial Services, Inc. and W&R Insurance Agency, Inc., or with the plaintiff’s contractual relationships with its variable policyholders; (3) civil conspiracy; and (4) breach of fiduciary duty. The complaint seeks compensatory damages, punitive damages, pre- and post-judgment interest, a full accounting, a constructive trust and costs and disbursements, including attorneys’ fees. On December 30, 2005, Nationwide filed a motion for summary judgment. On June 15, 2006, the District Court granted Nationwide’s motion for summary judgment on all grounds and dismissed the plaintiff’s entire case with prejudice. The plaintiff appealed the District Court’s decision to the Fifth Circuit Court of Appeals. The appeal has been fully briefed, and Nationwide is awaiting a decision. Nationwide continues to defend this lawsuit vigorously.

On August 15, 2001, Nationwide was named in a lawsuit filed in the United States District Court for the District of Connecticut entitled Lou Haddock, as trustee of the Flyte Tool & Die, Incorporated Deferred Compensation Plan, et al v. Nationwide Financial Services, Inc. and Nationwide Life Insurance Company. Currently, the plaintiffs’ fifth amended complaint, filed March 21, 2006, purports to represent a class of qualified retirement plans under ERISA that purchased variable annuities from Nationwide. The plaintiffs allege that they invested ERISA plan assets in their variable annuity contracts and that Nationwide breached ERISA fiduciary duties by allegedly accepting service payments from certain mutual funds. The complaint seeks disgorgement of some or all of the payments allegedly received by Nationwide, other unspecified relief for restitution, declaratory and injunctive relief, and attorneys’ fees. To date, the District Court has rejected the plaintiffs’ request for certification of the alleged class. Nationwide’s motion to dismiss the plaintiffs’ fifth amended complaint is currently pending before the court. Nationwide continues to defend this lawsuit vigorously.

Nationwide Investment Services Corporation

The general distributor, Nationwide Investment Services Corporation, is not engaged in litigation of a material nature.

Financial Statements

The Statement of Additional Information (SAI) contains the consolidated financial statements of Nationwide Life Insurance Company and subsidiaries and financial statements for Nationwide VLI Separate Account – 4.  You may obtain a copy of the SAI FREE OF CHARGE by contacting us at the address or telephone number on the first page of this prospectus.  You should distinguish the consolidated financial statements of the company and subsidiaries from the financial statements of the separate account.  Please consider the consolidated financial statements of the company only as bearing on our ability to meet the obligations under the policy.  You should not consider the consolidated financial statements of the company and subsidiaries as affecting the investment performance of the assets of the separate account.

Appendix A: Sub-Account Information

The Sub-Accounts listed below invest in corresponding mutual funds that are designed primarily as investments for variable annuity contracts and variable life insurance policies issued by insurance companies.  There is no guarantee that the investment objectives will be met.  You have voting rights with respect to the Sub-Accounts.  For more information, see "Voting Rights," beginning on page 48.

Please refer to the prospectus for each underlying mutual fund for more detailed information.

AIM Variable Insurance Funds - AIM V.I. Basic Value Fund: Series I Shares
Investment Adviser:                                                        AIM Advisors, Inc.
Investment Objective:                                                        Long-term growth of capital.

AIM Variable Insurance Funds - AIM V.I. Capital Appreciation Fund: Series I Shares
Investment Adviser:                                                        AIM Advisors, Inc.
Investment Objective:                                                        Growth of capital.

AIM Variable Insurance Funds - AIM V.I. Capital Development Fund: Series I Shares
Investment Adviser:                                                        AIM Advisors, Inc.
Investment Objective:                                                        Long-term capital growth.

AllianceBernstein Variable Products Series Fund, Inc. - AllianceBernstein Growth and Income Portfolio: Class A
This sub-account is only available in policies issued before May 1, 2004
Investment Adviser:                                                        AllianceBernstein L.P.
Investment Objective:                                                        Long-term growth of capital.

AllianceBernstein Variable Products Series Fund, Inc. - AllianceBernstein Small/Mid Cap Value Portfolio: Class A
This sub-account is only available in policies issued before May 1, 2004
Investment Adviser:                                                        AllianceBernstein L.P.
Investment Objective:                                                        Long-term growth of capital.

American Century Variable Portfolios II, Inc. - American Century VP Inflation Protection Fund: Class II
Investment Adviser:                                                        American Century Investment Management, Inc.
Investment Objective:                                                        Long-term total return using a strategy that seeks to protect against U.S.
inflation.

American Century Variable Portfolios, Inc. - American Century VP Income & Growth Fund: Class I
This sub-account is only available in policies issued before May 1, 2004
Investment Adviser:                                                        American Century Investment Management, Inc.
Investment Objective:                                                        Capital growth by investing in common stocks.

American Century Variable Portfolios, Inc. - American Century VP International Fund: Class I
This sub-account is no longer available to receive transfers or new premium payments effective May 1, 2005
Investment Adviser:                                                        American Century Global Investment Management, Inc.
Investment Objective:                                                        Capital growth.

American Century Variable Portfolios, Inc. - American Century VP International Fund: Class III
Investment Adviser:                                                        American Century Global Investment Management, Inc.
Investment Objective:                                                        Capital growth.

This underlying mutual fund assesses a short-term trading fee (please see "Short-Term Trading Fees" earlier in this prospectus).

American Century Variable Portfolios, Inc. - American Century VP Mid Cap Value Fund: Class I
Investment Adviser:                                                        American Century Investment Management, Inc.
Investment Objective:                                                        Long-term capital growth.

American Century Variable Portfolios, Inc. - American Century VP Ultra Fund: Class I
This sub-account is only available in policies issued before May 1, 2007
Investment Adviser:                                                        American Century Investment Management, Inc.
Investment Objective:                                                        Long-term capital growth.

American Century Variable Portfolios, Inc. - American Century VP Value Fund: Class I
Investment Adviser:                                                        American Century Investment Management, Inc.
Investment Objective:                                                        Long-term capital growth with income as a secondary objective.

American Century Variable Portfolios, Inc. - American Century VP Vista Fund: Class I
Investment Adviser:                                                        American Century Investment Management, Inc.
Investment Objective:                                                        Long-term capital growth.

Dreyfus Investment Portfolios - Small Cap Stock Index Portfolio: Service Shares
Investment Adviser:                                                        The Dreyfus Corporation
Investment Objective:                                                        To match performance of the S&P SmallCap 600 Index®.

Dreyfus Socially Responsible Growth Fund, Inc.: Initial Shares
This sub-account is only available in policies issued before May 1, 2003
Investment Adviser:                                                        The Dreyfus Corporation
Investment Objective:                                                        Capital growth with current income as a secondary goal.

Dreyfus Stock Index Fund, Inc.: Initial Shares
Investment Adviser:                                                        The Dreyfus Corporation
Investment Objective:                                                        To match performance of the S&P 500.

Dreyfus Variable Investment Fund - Appreciation Portfolio: Initial Shares
Investment Adviser:                                                        The Dreyfus Corporation
Investment Objective:                                                        Long-term capital growth consistent with the preservation of capital.

Dreyfus Variable Investment Fund - Developing Leaders Portfolio: Initial Shares
This sub-account is only available in policies issued before May 1, 2004
Investment Adviser:                                                        The Dreyfus Corporation
Investment Objective:                                                        Capital growth.

Federated Insurance Series - Federated American Leaders Fund II: Primary Shares
This sub-account is only available in policies issued before May 1, 2004
Investment Adviser:                                                        Federated Equity Management Company of Pennsylvania
Investment Objective:                                                        Long-term capital growth, and secondarily income.

Federated Insurance Series - Federated Capital Appreciation Fund II: Primary Shares
This sub-account is only available in policies issued before May 1, 2004
Investment Adviser:                                                        Federated Equity Management Company of Pennsylvania
Investment Objective:                                                        Capital appreciation.

Federated Insurance Series - Federated Market Opportunity Fund II: Service Shares
Investment Adviser:                                                        Federated Equity Management Company of Pennsylvania
Sub-adviser:                                                        Federated Investment Management Company
Investment Objective:                                                        To provide moderate capital appreciation and high current income.

Federated Insurance Series - Federated Quality Bond Fund II: Primary Shares
Investment Adviser:                                                        Federated Investment Management Company
Investment Objective:                                                        Current income.

Fidelity Variable Insurance Products Fund - VIP Equity-Income Portfolio: Service Class
Investment Adviser:                                                        FMR
Sub-adviser:                                                        Fidelity Research & Analysis Company
Investment Objective:                                                        Reasonable income.

Fidelity Variable Insurance Products Fund - VIP Growth Portfolio: Service Class
Investment Adviser:                                                        Fidelity Management & Research Company
Sub-adviser:                                                        FMR Co., Inc.
Investment Objective:                                                        Capital appreciation.

Fidelity Variable Insurance Products Fund - VIP High Income Portfolio: Service Class
This sub-account is no longer available to receive transfers or new premium payments effective May 1, 2007
Investment Adviser:                                                        Fidelity Management & Research Company
Sub-adviser:                                                        FMR Co., Inc.
Investment Objective:                                                        High level of current income.

Fidelity Variable Insurance Products Fund - VIP High Income Portfolio: Service Class R
This sub-account is only available in policies issued before May 1, 2003
Investment Adviser:                                                        Fidelity Management & Research Company
Sub-adviser:                                                        FMR Co., Inc.
Investment Objective:                                                        High level of current income.

Fidelity Variable Insurance Products Fund - VIP Overseas Portfolio: Initial Class
This sub-account is no longer available to receive transfers or new premium payments effective May 1, 2005
Investment Adviser:                                                        FMR
Sub-adviser:                                                        Fidelity Research & Analysis Company
Investment Objective:                                                        Long-term capital growth.

Fidelity Variable Insurance Products Fund - VIP Overseas Portfolio: Service Class R
Investment Adviser:                                                        Fidelity Management & Research Company
Sub-adviser:                                                        FMR Co., Inc.
Investment Objective:                                                        Long-term capital growth.

This underlying mutual fund assesses a short-term trading fee (please see "Short-Term Trading Fees" earlier in this prospectus).

Fidelity Variable Insurance Products Fund II - VIP Contrafund® Portfolio: Service Class
Investment Adviser:                                                        FMR
Sub-adviser:                                                        Fidelity Research & Analysis Company
Investment Objective:                                                        Long-term capital appreciation.

Fidelity Variable Insurance Products Fund II - VIP Investment Grade Bond Portfolio: Service Class
Investment Adviser:                                                        FMR
Sub-adviser:                                                        Fidelity Investments Money Management, Inc.
Investment Objective:                                                        High level of current income.

Fidelity Variable Insurance Products Fund III - VIP Growth Opportunities Portfolio: Service Class
This sub-account is only available in policies issued before May 1, 2002
Investment Adviser:                                                        FMR
Sub-adviser:                                                        Fidelity Research & Analysis Company
Investment Objective:                                                        Capital growth.

Fidelity Variable Insurance Products Fund III - VIP Mid Cap Portfolio: Service Class
Investment Adviser:                                                        FMR
Sub-adviser:                                                        Fidelity Research & Analysis Company
Investment Objective:                                                        Long-term growth of capital.

Fidelity Variable Insurance Products Fund III - VIP Value Strategies Portfolio: Service Class
This sub-account is only available in policies issued before May 1, 2006
Investment Adviser:                                                        FMR
Sub-adviser:                                                        Fidelity Research & Analysis Company
Investment Objective:                                                        Capital appreciation.

Fidelity Variable Insurance Products Fund IV - VIP Energy Portfolio: Service Class 2
Investment Adviser:                                                        Fidelity Management & Research Company
Sub-adviser:                                                        FMR Co., Inc.
Investment Objective:                                                        Capital appreciation.

This underlying mutual fund assesses a short-term trading fee (please see "Short-Term Trading Fees" earlier in this prospectus).

Fidelity Variable Insurance Products Fund IV - VIP Freedom Fund 2010 Portfolio: Service Class
Investment Adviser:                                                        FMR
Investment Objective:                                                        High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.

The assets of each Fidelity VIP Freedom Fund are invested in a combination of other Fidelity VIP funds: domestic and international equity funds, investment-grade and high yield fixed-income funds, and money market/short-term funds
(underlying Fidelity funds).  Each Fidelity VIP Freedom Fund, as a shareholder in an underlying Fidelity fund, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity fund.  Please refer to the prospectus for the Fidelity VIP Freedom Funds for more information.

Fidelity Variable Insurance Products Fund IV - VIP Freedom Fund 2020 Portfolio: Service Class
Investment Adviser:                                                        Fidelity Management & Research Company
Investment Objective:                                                        High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.

The assets of each Fidelity VIP Freedom Fund are invested in a combination of other Fidelity VIP funds: domestic and international equity funds, investment-grade and high yield fixed-income funds, and money market/short-term funds
(underlying Fidelity funds).  Each Fidelity VIP Freedom Fund, as a shareholder in an underlying Fidelity fund, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity fund.  Please refer to the prospectus for the Fidelity VIP Freedom Funds for more information.

Fidelity Variable Insurance Products Fund IV - VIP Freedom Fund 2030 Portfolio: Service Class
Investment Adviser:                                                        Fidelity Management & Research Company
Investment Objective:                                                        High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.

The assets of each Fidelity VIP Freedom Fund are invested in a combination of other Fidelity VIP funds: domestic and international equity funds, investment-grade and high yield fixed-income funds, and money market/short-term funds
(underlying Fidelity funds).  Each Fidelity VIP Freedom Fund, as a shareholder in an underlying Fidelity fund, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity fund.  Please refer to the prospectus for the Fidelity VIP Freedom Funds for more information.

Franklin Templeton Variable Insurance Products Trust - Franklin Income Securities Fund: Class 2
Investment Adviser:                                                        Franklin Advisors, Inc.
Investment Objective:                                                        Maximum income while maintaining prospects for capital appreciation.

Franklin Templeton Variable Insurance Products Trust - Franklin Rising Dividends Securities Fund: Class 1
This sub-account is only available in policies issued before May 1, 2006
Investment Adviser:                                                        Franklin Advisory Services, LLC
Investment Objective:                                                        Long-term capital appreciation.

Franklin Templeton Variable Insurance Products Trust - Franklin Small Cap Value Securities Fund: Class 1
Investment Adviser:                                                        Franklin Advisory Services, LLC
Investment Objective:                                                        Long-term total return.

Franklin Templeton Variable Insurance Products Trust - Templeton Developing Markets Securities Fund: Class 3
Investment Adviser:                                                        Templeton Asset Management, Ltd.
Investment Objective:                                                        Long-term capital appreciation.

This underlying mutual fund assesses a short-term trading fee (please see "Short-Term Trading Fees" earlier in this prospectus).

Franklin Templeton Variable Insurance Products Trust - Templeton Foreign Securities Fund: Class 1
This sub-account is no longer available to receive transfers or new premium payments effective May 1, 2005
Investment Adviser:                                                        Templeton Investment Counsel, LLC
Investment Objective:                                                        Long-term capital growth.

Franklin Templeton Variable Insurance Products Trust - Templeton Foreign Securities Fund: Class 3
Investment Adviser:                                                        Templeton Investment Counsel, LLC
Investment Objective:                                                        Long-term capital growth.

This underlying mutual fund assesses a short-term trading fee (please see "Short-Term Trading Fees" earlier in this prospectus).

Franklin Templeton Variable Insurance Products Trust - Templeton Global Income Securities Fund: Class 3
Investment Adviser:                                                        Franklin Advisors, Inc.
Investment Objective:                                                        High current income, with preservation of capital.  Capital appreciation is a secondary consideration.

This underlying mutual fund assesses a short-term trading fee (please see "Short-Term Trading Fees" earlier in this prospectus).

Janus Aspen Series - Balanced Portfolio: Service Shares
This sub-account is only available in policies issued before May 1, 2004
Investment Adviser:                                                        Janus Capital Management LLC
Investment Objective:                                                        Long-term growth of capital, consistent with preservation of capital and balanced by current income.

Janus Aspen Series - Forty Portfolio: Service Shares
Investment Adviser:                                                        Janus Capital Management LLC
Investment Objective:                                                        Long-term growth of capital.

Janus Aspen Series - Global Technology Portfolio: Service Shares
This sub-account is only available in policies issued before May 1, 2003
Investment Adviser:                                                        Janus Capital Management LLC
Investment Objective:                                                        Long-term capital growth.

Janus Aspen Series - INTECH Risk-Managed Core Portfolio: Service Shares
Investment Adviser:                                                        Janus Capital Management LLC
Sub-adviser:                                                        Enhanced Investment Technologies, LLC
Investment Objective:                                                        Long-term growth of capital.

Janus Aspen Series - International Growth Portfolio: Service II Shares
Investment Adviser:                                                        Janus Capital Management LLC
Investment Objective:                                                        Long-term capital growth.

This underlying mutual fund assesses a short-term trading fee (please see "Short-Term Trading Fees" earlier in this prospectus).

Janus Aspen Series - International Growth Portfolio: Service Shares
This sub-account is only available in policies issued before May 1, 2004
Investment Adviser:                                                        Janus Capital Management LLC
Investment Objective:                                                        Long-term capital growth.

Lehman Brothers Advisers Management Trust - AMT Short Duration Bond Portfolio: I Class
Investment Adviser:                                                        Neuberger Berman Management Inc.
Sub-adviser:                                                        Neuberger Berman, LLC
Investment Objective:                                                        Highest available current income consistent with liquidity and low risk to principal and, secondarily, total return.

MFS® Variable Insurance Trust - MFS Investors Growth Stock Series: Initial Class
This sub-account is only available in policies issued before May 1, 2006
Investment Adviser:                                                        Massachusetts Financial Services Company
Investment Objective:                                                        Long-term capital growth and future income.

MFS® Variable Insurance Trust - MFS Value Series: Initial Class
Investment Adviser:                                                        Massachusetts Financial Services Company
Investment Objective:                                                        Capital appreciation and reasonable income.

Nationwide Variable Insurance Trust - American Funds NVIT Asset Allocation Fund: Class II
Investment Adviser:                                                        Capital Research and Management Company
Investment Objective:                                                        Seeks to provide high total return (including income and capital gains)
consistent with the preservation of capital.

Nationwide Variable Insurance Trust - American Funds NVIT Bond Fund: Class II
Investment Adviser:                                                        Capital Research and Management Company
Investment Objective:                                                        Income and more price stability than stocks, and capital preservation over the long term.  Seeks to maximize an investor’s level of current income and preserve the investor’s capital.

Nationwide Variable Insurance Trust - American Funds NVIT Global Growth Fund: Class II
Investment Adviser:                                                        Capital Research and Management Company
Investment Objective:                                                        Capital appreciation through stocks.

Nationwide Variable Insurance Trust - American Funds NVIT Growth Fund: Class II
Investment Adviser:                                                        Capital Research and Management Company
Investment Objective:                                                        Capital appreciation principally through investment in stocks.

Nationwide Variable Insurance Trust - American Funds NVIT Growth- Income Fund: Class II
Investment Adviser:                                                        Capital Research and Management Company
Investment Objective:                                                        The fund seeks to make shareholders' investments grow and provide income over time by investing primarily in common stock of companies or other securities that demonstrate the potential for appreciation and/or dividends.

Nationwide Variable Insurance Trust - Federated NVIT High Income Bond Fund: Class I
This sub-account is no longer available to receive transfers or new premium payments effective May 1, 2005
Investment Adviser:                                                        Gartmore Mutual Fund Capital Trust
Sub-adviser:                                                        Federated Investment Management Company
Investment Objective:                                                        High current income.

Nationwide Variable Insurance Trust - Federated NVIT High Income Bond Fund: Class III
Investment Adviser:                                                        Gartmore Mutual Fund Capital Trust
Sub-adviser:                                                        Federated Investment Management Company
Investment Objective:                                                        High current income.

This underlying mutual fund assesses a short-term trading fee (please see "Short-Term Trading Fees" earlier in this prospectus).

Nationwide Variable Insurance Trust - Gartmore NVIT Emerging Markets Fund: Class I
This sub-account is no longer available to receive transfers or new premium payments effective May 1, 2005
Investment Adviser:                                                        Gartmore Mutual Fund Capital Trust
Sub-adviser:                                                        Gartmore Global Partners
Investment Objective:                                                        Long-term capital growth by investing primarily in equity securities of companies located in emerging market countries.

Nationwide Variable Insurance Trust - Gartmore NVIT Emerging Markets Fund: Class III
Investment Adviser:                                                        Gartmore Mutual Fund Capital Trust
Sub-adviser:                                                        Gartmore Global Partners
Investment Objective:                                                        Long-term capital growth by investing primarily in equity securities of companies located in emerging market countries.

This underlying mutual fund assesses a short-term trading fee (please see "Short-Term Trading Fees" earlier in this prospectus).

Nationwide Variable Insurance Trust - Gartmore NVIT Global Utilities Fund: Class I
This sub-account is only available in policies issued before May 1, 2004
Investment Adviser:                                                        Gartmore Mutual Fund Capital Trust
Sub-adviser:                                                        Gartmore Global Partners
Investment Objective:                                                        Long-term capital growth.

Nationwide Variable Insurance Trust - Gartmore NVIT International Growth Fund: Class I
This sub-account is only available in policies issued before May 1, 2003
Investment Adviser:                                                        Gartmore Mutual Fund Capital Trust
Sub-adviser:                                                        Gartmore Global Partners
Investment Objective:                                                        Long-term capital growth by investing primarily in equity securities of companies in Europe, Australasia, the Far East and other regions, including developing countries.

Nationwide Variable Insurance Trust - Gartmore NVIT Worldwide Leaders Fund: Class I
This sub-account is only available in policies issued before May 1, 2003
Investment Adviser:                                                        Gartmore Mutual Fund Capital Trust
Sub-adviser:                                                        Gartmore Global Partners
Investment Objective:                                                        Long-term capital growth.

Nationwide Variable Insurance Trust - J.P. Morgan NVIT Balanced Fund: Class I
This sub-account is only available in policies issued before May 1, 2003
Investment Adviser:                                                        Gartmore Mutual Fund Capital Trust
Sub-adviser:                                                        J.P. Morgan Investment Management Inc.
Investment Objective:                                                        High total return from a diversified portfolio of equity and fixed income securities.

Nationwide Variable Insurance Trust - Nationwide Multi-Manager NVIT Small Cap Growth Fund: Class I
Investment Adviser:                                                        Gartmore Mutual Fund Capital Trust
Sub-adviser:                                                        Oberweis Asset Management, Inc.; Waddell & Reed Investment Management
 Company

Investment Objective:                                                        Capital growth.

Nationwide Variable Insurance Trust - Nationwide Multi-Manager NVIT Small Cap Value Fund: Class I
Investment Adviser:                                                        Gartmore Mutual Fund Capital Trust
Sub-adviser:                                                        Epoch Investment Partners, Inc.; J.P. Morgan Investment Management Inc.
Investment Objective:                                                        Capital appreciation.

Nationwide Variable Insurance Trust - Nationwide Multi-Manager NVIT Small Company Fund: Class I
Investment Adviser:                                                        Gartmore Mutual Fund Capital Trust
Sub-adviser:                                                        American Century Investment Management Inc.; Franklin Portfolio
Associates LLC; Gartmore Global Partners; Morgan Stanley Investment
Management Inc.; Neuberger Berman, LLC; Waddell & Reed Investment
Management Company

Investment Objective:                                                        Long-term growth of capital.

Nationwide Variable Insurance Trust - Nationwide NVIT Global Financial Services Fund: Class I
This sub-account is only available in policies issued before May 1, 2004
Investment Adviser:                                                        Gartmore Mutual Fund Capital Trust
Sub-adviser:                                                        Gartmore Global Partners
Investment Objective:                                                        Long-term capital growth.

Nationwide Variable Insurance Trust - Nationwide NVIT Global Health Sciences Fund: Class I
This sub-account is no longer available to receive transfers or new premium payments effective May 1, 2005
Investment Adviser:                                                        Gartmore Mutual Fund Capital Trust
Investment Objective:                                                        Long-term capital appreciation.

Nationwide Variable Insurance Trust - Nationwide NVIT Global Health Sciences Fund: Class III
Investment Adviser:                                                        Gartmore Mutual Fund Capital Trust
Investment Objective:                                                        Long-term capital appreciation.

This underlying mutual fund assesses a short-term trading fee (please see "Short-Term Trading Fees" earlier in this prospectus).

Nationwide Variable Insurance Trust - Nationwide NVIT Global Technology and Communications Fund: Class I
This sub-account is no longer available to receive transfers or new premium payments effective May 1, 2005
Investment Adviser:                                                        Gartmore Mutual Fund Capital Trust
Investment Objective:                                                        Long-term capital appreciation.

Nationwide Variable Insurance Trust - Nationwide NVIT Global Technology and Communications Fund: Class III
Investment Adviser:                                                        Gartmore Mutual Fund Capital Trust
Investment Objective:                                                        Long-term capital appreciation.

This underlying mutual fund assesses a short-term trading fee (please see "Short-Term Trading Fees" earlier in this prospectus).

Nationwide Variable Insurance Trust - Nationwide NVIT Government Bond Fund: Class I
Investment Adviser:                                                        Gartmore Mutual Fund Capital Trust
Investment Objective:                                                        To provide a high level of income as is consistent with the preservation of capital.

Nationwide Variable Insurance Trust - Nationwide NVIT Growth Fund: Class I
This sub-account is only available in policies issued before May 1, 2003
Investment Adviser:                                                        Gartmore Mutual Fund Capital Trust
Investment Objective:                                                        Long-term capital appreciation.

Nationwide Variable Insurance Trust - Nationwide NVIT Investor Destinations Aggressive Fund: Class II
Investment Adviser:                                                        Gartmore Mutual Fund Capital Trust
Investment Objective:                                                        To maximize growth of capital consistent with a more aggressive level of risk as compared to the other Investor Destinations Funds.

The Nationwide NVIT Investor Destinations Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds.  Therefore, a proportionate share of the fees and expenses of the underlying funds are indirectly borne by investors.  Please refer to the prospectus for Nationwide NVIT Investor Destinations Funds for more information.

Nationwide Variable Insurance Trust - Nationwide NVIT Investor Destinations Conservative Fund: Class II
Investment Adviser:                                                        Gartmore Mutual Fund Capital Trust
Investment Objective:                                                        High level of return consistent with a conservative level of risk compared to the other Investor Destinations Funds.

The Nationwide NVIT Investor Destinations Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds.  Therefore, a proportionate share of the fees and expenses of the underlying funds are indirectly borne by investors.  Please refer to the prospectus for Nationwide NVIT Investor Destinations Funds for more information.

Nationwide Variable Insurance Trust - Nationwide NVIT Investor Destinations Moderate Fund: Class II

Investment Adviser:                                                        Gartmore Mutual Fund Capital Trust
Investment Objective:                                                        High level of total return consistent with a moderate level of risk as compared to other Investor Destinations Funds.

The Nationwide NVIT Investor Destinations Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds.  Therefore, a proportionate share of the fees and expenses of the underlying funds are indirectly borne by investors.  Please refer to the prospectus for Nationwide NVIT Investor Destinations Funds for more information.

Nationwide Variable Insurance Trust - Nationwide NVIT Investor Destinations Moderately Aggressive Fund: Class II
Investment Adviser:                                                        Gartmore Mutual Fund Capital Trust
Investment Objective:                                                        Growth of capital, but also seeks income consistent with a moderately aggressive level of risk as compared to the other Investor Destinations Funds.

The Nationwide NVIT Investor Destinations Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds.  Therefore, a proportionate share of the fees and expenses of the underlying funds are indirectly borne by investors.  Please refer to the prospectus for Nationwide NVIT Investor Destinations Funds for more information.

Nationwide Variable Insurance Trust - Nationwide NVIT Investor Destinations Moderately Conservative Fund: Class II
Investment Adviser:                                                        Gartmore Mutual Fund Capital Trust
Investment Objective:                                                        High level of total return consistent with a moderately conservative level of risk.

The Nationwide NVIT Investor Destinations Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds.  Therefore, a proportionate share of the fees and expenses of the underlying funds are indirectly borne by investors.  Please refer to the prospectus for Nationwide NVIT Investor Destinations Funds for more information.

Nationwide Variable Insurance Trust - Nationwide NVIT Mid Cap Growth Fund: Class I
Investment Adviser:                                                        Gartmore Mutual Fund Capital Trust
Investment Objective:                                                        Long-term capital appreciation.

Nationwide Variable Insurance Trust - Nationwide NVIT Money Market Fund: Class I
Investment Adviser:                                                        Gartmore Mutual Fund Capital Trust
Investment Objective:                                                        High level of current income as is consistent with the preservation of capital and maintenance of liquidity.

Nationwide Variable Insurance Trust - Nationwide NVIT U.S. Growth Leaders Fund: Class I
Investment Adviser:                                                        Gartmore Mutual Fund Capital Trust
Investment Objective:                                                        Long-term growth of capital.

Nationwide Variable Insurance Trust - NVIT International Index Fund: Class VI
Investment Adviser:                                                        Gartmore Mutual Fund Capital Trust
Sub-adviser:                                                        Fund Asset Management, LP
Investment Objective:                                                        To match the performance of the Morgan Stanley Capital International
Europe, Australasia and Far East Index ("MSCI EAFE® Index") as closely as possible before the deduction of Fund expenses.

This underlying mutual fund assesses a short-term trading fee (please see "Short-Term Trading Fees" earlier in this prospectus).

Nationwide Variable Insurance Trust - NVIT International Value Fund: Class I
This sub-account is no longer available to receive transfers or new premium payments effective May 1, 2005
Investment Adviser:                                                        Gartmore Mutual Fund Capital Trust
Sub-adviser:                                                        The Boston Company Asset Management LLC
Investment Objective:                                                        Long-term capital appreciation.

Nationwide Variable Insurance Trust - NVIT International Value Fund: Class III
Investment Adviser:                                                        Gartmore Mutual Fund Capital Trust
Sub-adviser:                                                        The Boston Company Asset Management LLC
Investment Objective:                                                        Long-term capital appreciation.

This underlying mutual fund assesses a short-term trading fee (please see "Short-Term Trading Fees" earlier in this prospectus).

Nationwide Variable Insurance Trust - NVIT Mid Cap Index Fund: Class I
Investment Adviser:                                                        Gartmore Mutual Fund Capital Trust
Sub-adviser:                                                        Fund Asset Management, LP
Investment Objective:                                                        Capital appreciation.

Nationwide Variable Insurance Trust - NVIT Nationwide® Fund: Class I
Investment Adviser:                                                        Gartmore Mutual Fund Capital Trust
Investment Objective:                                                        Total return through a flexible combination of capital appreciation and current income.

Nationwide Variable Insurance Trust - NVIT Nationwide® Leaders Fund: Class I
This sub-account is only available in policies issued before May 1, 2003
Investment Adviser:                                                        Gartmore Mutual Fund Capital Trust
Investment Objective:                                                        High total return from a concentrated portfolio of U.S. securities.

Nationwide Variable Insurance Trust - Van Kampen NVIT Comstock Value Fund: Class I
Investment Adviser:                                                        Gartmore Mutual Fund Capital Trust
Sub-adviser:                                                        Van Kampen Asset Management
Investment Objective:                                                        Seeks capital growth and income through investments in equity securities, including common stocks and securities convertibles into common stocks.

Nationwide Variable Insurance Trust - Van Kampen NVIT Multi Sector Bond Fund: Class I
Investment Adviser:                                                        Gartmore Mutual Fund Capital Trust
Sub-adviser:                                                        Van Kampen Asset Management
Investment Objective:                                                        Above average total return over a market cycle of three to five years.

Neuberger Berman Advisers Management Trust - AMT Fasciano Portfolio: S Class
Investment Adviser:                                                        Neuberger Berman Management Inc.
Sub-adviser:                                                        Neuberger Berman, LLC
Investment Objective:                                                        Long-term capital growth.

Neuberger Berman Advisers Management Trust - AMT Guardian Portfolio: I Class
This sub-account is only available in policies issued before May 1, 2003
Investment Adviser:                                                        Neuberger Berman Management Inc.
Investment Objective:                                                        Long-term capital growth and, secondarily, current income.

Neuberger Berman Advisers Management Trust - AMT International Portfolio: S Class
Investment Adviser:                                                        Neuberger Berman Management Inc.
Sub-adviser:                                                        Neuberger Berman, LLC
Investment Objective:                                                        Long-term growth of capital by investing primarily in common stocks of foreign companies.

This underlying mutual fund assesses a short-term trading fee (please see "Short-Term Trading Fees" earlier in this prospectus).

Neuberger Berman Advisers Management Trust - AMT Mid-Cap Growth Portfolio: I Class
This sub-account is only available in policies issued before May 1, 2004
Investment Adviser:                                                        Neuberger Berman Management Inc.
Sub-adviser:                                                        Neuberger Berman, LLC
Investment Objective:                                                        Capital growth.

Neuberger Berman Advisers Management Trust - AMT Partners Portfolio: I Class
This sub-account is only available in policies issued before May 1, 2003
Investment Adviser:                                                        Neuberger Berman Management Inc.
Sub-adviser:                                                        Neuberger Berman, LLC
Investment Objective:                                                        Capital growth.

Neuberger Berman Advisers Management Trust - AMT Regency Portfolio: S Class
Investment Adviser:                                                        Neuberger Berman Management Inc.
Sub-adviser:                                                        Neuberger Berman, LLC
Investment Objective:                                                        Growth of capital.

Neuberger Berman Advisers Management Trust - AMT Socially Responsive Portfolio: I Class
Investment Adviser:                                                        Neuberger Berman Management Inc.
Sub-adviser:                                                        Neuberger Berman, LLC
Investment Objective:                                                        Long-term capital growth by investing primarily in securities of companies that meet certain financial criteria and social policy.

Oppenheimer Variable Account Funds - Oppenheimer Capital Appreciation Fund/VA: Non-Service Shares
Investment Adviser:                                                        OppenheimerFunds, Inc.
Investment Objective:                                                        Capital appreciation by investing in securities of well-known, established companies.

Oppenheimer Variable Account Funds - Oppenheimer Global Securities Fund/VA: Class 3
Investment Adviser:                                                        OppenheimerFunds, Inc.
Investment Objective:                                                        Long-term capital appreciation by investing a substantial portion of its assets in securities of foreign issuers, "growth-type" companies, cyclical industries and special situations that are considered to have appreciation that are considered to have appreciation possibilities.

This underlying mutual fund assesses a short-term trading fee (please see "Short-Term Trading Fees" earlier in this prospectus).

Oppenheimer Variable Account Funds - Oppenheimer Global Securities Fund/VA: Non-Service Shares
This sub-account is no longer available to receive transfers or new premium payments effective May 1, 2005
Investment Adviser:                                                        OppenheimerFunds, Inc.
Investment Objective:                                                        Long-term capital appreciation by investing a substantial portion of its assets in securities of foreign issuers, "growth-type" companies, cyclical industries and special situations that are considered to have appreciation

Oppenheimer Variable Account Funds - Oppenheimer High Income Fund/VA: Class 3
Investment Adviser:                                                        OppenheimerFunds, Inc.
Investment Objective:                                                        High level of current income.

This underlying mutual fund assesses a short-term trading fee (please see "Short-Term Trading Fees" earlier in this prospectus).

Oppenheimer Variable Account Funds - Oppenheimer High Income Fund/VA: Non-Service Shares
This sub-account is no longer available to receive transfers or new premium payments effective May 1, 2007
Investment Adviser:                                                        OppenheimerFunds, Inc.
Investment Objective:                                                        High level of current income.

Oppenheimer Variable Account Funds - Oppenheimer Main Street Fund®/VA: Non-Service Shares
Investment Adviser:                                                        OppenheimerFunds, Inc.
Investment Objective:                                                        High total return which includes growth in the value of its shares as well as current income from equity and debt securities.

Oppenheimer Variable Account Funds - Oppenheimer Main Street Small Cap Fund®/VA: Non-Service Shares
Investment Adviser:                                                        OppenheimerFunds, Inc.
Investment Objective:                                                        Capital appreciation.

Oppenheimer Variable Account Funds - Oppenheimer MidCap Fund/VA: Non-Service Shares
This sub-account is only available in policies issued before May 1, 2003
Investment Adviser:                                                        OppenheimerFunds, Inc.
Investment Objective:                                                        Capital appreciation by investing in "growth type" companies.

Putnam Variable Trust - Putnam VT Growth and Income Fund: Class IB
This sub-account is only available in policies issued before May 1, 2005
Investment Adviser:                                                        Putnam Investment Management, LLC
Investment Objective:                                                        Capital growth and current income.

Putnam Variable Trust - Putnam VT International Equity Fund: Class IB
This sub-account is only available in policies issued before May 1, 2004
Investment Adviser:                                                        Putnam Investment Management, LLC
Investment Objective:                                                        Capital appreciation.

Putnam Variable Trust - Putnam VT Voyager Fund: Class IB
This sub-account is only available in policies issued before May 1, 2005
Investment Adviser:                                                        Putnam Investment Management, LLC
Investment Objective:                                                        Capital appreciation.

T. Rowe Price Equity Series, Inc. - T. Rowe Price Blue Chip Growth Portfolio: Class II
Investment Adviser:                                                        T. Rowe Price Investment Services
Investment Objective:                                                        Long-term capital growth and, secondarily, income.

T. Rowe Price Equity Series, Inc. - T. Rowe Price Equity Income Portfolio: Class II
Investment Adviser:                                                        T. Rowe Price Investment Services
Investment Objective:                                                        Substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies.

T. Rowe Price Equity Series, Inc. - T. Rowe Price Limited Term Bond Portfolio: Class II
Investment Adviser:                                                        T. Rowe Price Investment Services
Investment Objective:                                                        High level of income consistent with moderate price fluctuation.

The Universal Institutional Funds, Inc. - Core Plus Fixed Income Portfolio: Class I
Investment Adviser:                                                        Morgan Stanley Investment Management Inc.
Investment Objective:                                                        Above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of fixed income securities.

The Universal Institutional Funds, Inc. - Emerging Markets Debt Portfolio: Class I
This sub-account is only available in policies issued before May 1, 2004
Investment Adviser:                                                        Morgan Stanley Investment Management Inc.
Investment Objective:                                                        High total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries.

The Universal Institutional Funds, Inc. - Mid Cap Growth Portfolio: Class I
This sub-account is only available in policies issued before May 1, 2002
Investment Adviser:                                                        Morgan Stanley Investment Management Inc.
Investment Objective:                                                        Long-term capital growth by investing primarily in common stocks and other equity securities.

The Universal Institutional Funds, Inc. - U.S. Real Estate Portfolio: Class I
Investment Adviser:                                                        Morgan Stanley Investment Management Inc.
Investment Objective:                                                        Above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts.

Van Eck Worldwide Insurance Trust - Worldwide Emerging Markets Fund: Initial Class
This sub-account is only available in policies issued before May 1, 2002
Investment Adviser:                                                        Van Eck Associates Corporation
Investment Objective:                                                        Long-term capital appreciation by investing primarily in equity securities in emerging markets around the world.

Van Eck Worldwide Insurance Trust - Worldwide Hard Assets Fund: Initial Class
This sub-account is only available in policies issued before May 1, 2002
Investment Adviser:                                                        Van Eck Associates Corporation
Investment Objective:                                                        Long-term capital appreciation by investing primarily in hard asset securities.  Income is a secondary consideration.

Wells Fargo Advantage Variable Trust - Wells Fargo Advantage VT Opportunity Fund
This sub-account is only available in policies issued before May 1, 2003
Investment Adviser:                                                        Wells Fargo Funds Management, LLC
Sub-adviser:                                                        Wells Capital Management Incorporated
Investment Objective:                                                        Long-term capital appreciation.

Appendix B: Definitions
Attained Age– The Insured’s age upon the issue of full insurance coverage plus the number of full years since the Policy Date.
Cash Surrender Value – The Cash Value, subject to Indebtedness and the surrender charge.
Cash Value – The total of the Sub-Accounts you have chosen, which will vary with Investment Experience, and the policy loan and fixed account, to which interest will be credited daily.  We will deduct partial surrenders and the policy's periodic charges from the Cash Value.

Code – The Internal Revenue Code of 1986, as amended.
Death Benefit – The amount we pay to the beneficiary upon the Insured’s death, before payment of any unpaid outstanding loan balances or charges.
FDIC – Federal Deposit Insurance Corporation.
Grace Period– A 61-day period after which the Policy will Lapse if you do not make a sufficient payment.
Home Office– Our Home Offices are located at One Nationwide Plaza, Columbus, Ohio 43215.
In Force – The insurance coverage is in effect.
Indebtedness – The total amount of all outstanding policy loans, including principal and interest due.
Insured – The person whose life we insure under the policy, and whose death triggers the Death Benefit.
Investment Experience– The performance of a mutual fund in which a Sub-Account portfolio invests.
Lapse – The policy terminates without value.
Maturity Date – The policy anniversary on or next following the Insured's 100th birthday.
NCUSIF – National Credit Union Share Insurance Fund.
Net Amount At Risk – The policy’s base Death Benefit minus the policy’s Cash Value.
Net Asset Value (NAV) – The price of each share of a mutual fund in which a Sub-Account portfolio invests.  It is calculated by subtracting the mutual fund’s liabilities from its total assets, and dividing that figure by the number of shares outstanding.  We use NAV to calculate the value of Units.  NAV does not reflect deductions we make for charges we take from Sub-Accounts. Unit values do reflect these deductions.

Net Premium – Premium after transaction charges, but before any allocation to an investment option.
Policy Continuation Premium Amount – The amount of Premium, on a monthly basis from the Policy Date, stated on the Policy Data Page, that you must pay, in the aggregate, to keep the policy In Force under the Guaranteed policy continuation provision; however, this amount does not account for any increases in the Specified Amount, policy loans or partial surrenders, so you should anticipate paying more if you intend to request an increase in Specified Amount; take a policy loan; or request a partial surrender.

Policy Data Page(s)– The Policy Data Page contains more detailed information about the policy, some of which is unique and particular to the owner, the beneficiary and the Insured.
Policy Date – The date the policy takes effect as shown on the Policy Data Page. Policy years and months are measured from this date.
Policy Proceeds or Proceeds – Policy Proceeds may constitute the Death Benefit, or the amount payable if the policy matures or you choose to surrender the policy adjusted to account for any unpaid charges or policy loans and Rider benefits.

Premium – The amount of money you pay to begin and continue the policy.
Rider – An optional benefit you may purchase under the policy.
SEC – The Securities and Exchange Commission.
Specified Amount – The dollar or face amount of insurance the owner selects.
Sub-Accounts – The mechanism we use to account for your allocations of Net Premium and Cash Value among the policy’s variable investment options.
Unit – The measure of your investment in, or share of, a Sub-Account after we deduct for transaction fees and periodic charges.
Us, we, our or the company – Nationwide Life Insurance Company.
Valuation Period – The period during which we determine the change in the value of the Sub-Accounts.  One Valuation Period ends and another begins with the close of trading on the New York Stock Exchange.

You, your or the policy owner or Owner– The person named as the owner in the application, or the person assigned ownership rights.

To learn more about the Policy, you should read the SAI dated the same date as this prospectus.  For a free copy of the SAI, to receive personalized illustrations of death benefits, Net Cash Surrender Values, and Policy Account Values, and to request other information about the Policy please call or write to us at our Service Center, 300 Continental Drive, Newark, DE 19713, (800) 688-5177.

The SAI has been filed with the SEC and is incorporated by reference into this prospectus.  The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about the Policy and us.  Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, N. E, Washington, DC 20549.  Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

Investment Company Act of 1940 Registration File No.  811-8301
Securities Act of 1933 Registration File No. 333-69160